Exhibit 10.1

Execution Version

Published Deal CUSIP: 27827DAK1

Published Revolving Facility CUSIP: 27827DAL9

CREDIT AGREEMENT

dated as of

October 21, 2014

among

EATON VANCE CORP.,
as a Borrower

EATON VANCE MANAGEMENT,

as Guarantor,

The Additional Borrowers from Time to Time Parties Hereto,

The Lenders from Time to Time Parties Hereto,

CITIBANK, N.A.,
as Syndication Agent

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

$300,000,000 REVOLVING CREDIT FACILITY

WELLS FARGO SECURITIES, LLC, and
CITIGROUP GLOBAL MARKETS INC.,
as Joint Lead Arrangers and Joint Bookrunners

Page

ARTICLE I

Definitions

1

Section 1.01

Defined Terms

1

Section 1.02

Classification of Loans and Borrowings

17

Section 1.03

Terms Generally

18

Section 1.04

Accounting Terms; GAAP

18

ARTICLE II

The Credits

19

Section 2.01

Commitments

19

Section 2.02

Revolving Loans and Borrowings

19

Section 2.03

Requests for Borrowings of Revolving Loans

19

Section 2.04

Funding of Borrowings of Revolving Loans

20

Section 2.05

Interest Elections

21

Section 2.06

Swingline Commitment

22

Section 2.07

Procedure for Swingline Borrowing; Refunding of Swingline Loans  23

Section 2.08

Termination and Reduction of Commitments

24

Section 2.09

Repayment of Loans; Evidence of Debt

25

Section 2.10

Prepayment of Loans

25

Section 2.11

Fees

26

Section 2.12

Interest

26

Section 2.13

Alternate Rate of Interest

27

Section 2.14

Increased Costs

27

Section 2.15

Break Funding Payments

28

Section 2.16

Taxes

29

Section 2.17

Payments Generally; Pro Rata Treatment;

Sharing of Set-offs

33

Section 2.18

Mitigation Obligations; Replacement of Lenders

34

Section 2.19

New Lenders; Commitment Increases

35

Section 2.20

Defaulting Lenders

36

Section 2.21

[Reserved]

37

Section 2.22

Administrative Borrower

37

Section 2.23

Illegality

37

ARTICLE III

Representations and Warranties

38

Section 3.01

Organization; Powers

38

Section 3.02

Authorization; Enforceability

38

Section 3.03

Governmental Approvals; No Conflicts

38

Section 3.04

Financial Condition; No Material Adverse Effect

38

Section 3.05

Properties

39

Section 3.06

Litigation and Environmental Matters

39

i

(continued)

Page

Section 3.07

Compliance with Laws and Agreements

40

Section 3.08

Investment Company Status

40

Section 3.09

Taxes

40

Section 3.10

ERISA

40

Section 3.11

Disclosure

41

Section 3.12

No Default

41

Section 3.13

Subsidiaries

41

Section 3.14

Federal Regulations

41

Section 3.15

No Burdensome Restrictions

41

Section 3.16

Anti-Corruption Laws; Sanctions

41

ARTICLE IV

Conditions

42

Section 4.01

Closing Date

42

Section 4.02

Each Credit Event

43

ARTICLE V

Affirmative Covenants

44

Section 5.01

Financial Statements and Other Information

44

Section 5.02

Notices of Material Events

45

Section 5.03

Existence; Conduct of Business

46

Section 5.04

Payment of Obligations

46

Section 5.05

Maintenance of Properties; Insurance

46

Section 5.06

Books and Records; Inspection Rights

46

Section 5.07

Compliance with Laws

46

Section 5.08

Use of Proceeds

46

Section 5.09

Environmental Laws

47

Section 5.10

Sanctions, Patriot Act Compliance

47

ARTICLE VI

Negative Covenants

47

Section 6.01

Financial Condition Covenants

47

Section 6.02

Indebtedness

48

Section 6.03

Liens

49

Section 6.04

Fundamental Changes

50

Section 6.05

Acquisitions

51

Section 6.06

Transactions with Affiliates

51

Section 6.07

Changes in Fiscal Periods

52

Section 6.08

Limitation on Sale of Assets

52

ARTICLE VII

Events of Default

52

ARTICLE VIII

The Guarantee

55

Section 8.01

Guarantee

55

Section 8.02

No Subrogation

55

(continued)

Page

Section 8.03

Amendments, etc

56

Section 8.04

Guarantee Absolute and Unconditional

56

Section 8.05

Reinstatement

57

Section 8.06

Payments

57

ARTICLE IX

The Administrative Agent

57

ARTICLE X

Miscellaneous

59

Section 10.01

Notices

59

Section 10.02

Waivers; Amendments

60

Section 10.03

Expenses; Indemnity; Damage Waiver

61

Section 10.04

Successors and Assigns

62

Section 10.05

Survival

65

Section 10.06

Counterparts; Integration; Effectiveness

65

Section 10.07

Severability

65

Section 10.08

Right of Setoff

65

Section 10.09

Governing Law; Jurisdiction; Consent to

Service of Process

66

Section 10.10

WAIVER OF JURY TRIAL

66

Section 10.11

Headings

67

Section 10.12

Confidentiality

67

Section 10.13

Interest Rate Limitation

68

Section 10.14

Additional Borrowers

68

Section 10.15

USA Patriot Act

68

Section 10.16

No Fiduciary or Advisory Responsibility

68

iii

ANNEXES

Annex A – Pricing Grid

SCHEDULES:

Schedule 2.01 – Commitments

Schedule 3.06 – Disclosed Matters

Schedule 3.08 – Investment Company Status

Schedule 3.13 – Subsidiaries

Schedule 6.02 – Existing Indebtedness

Schedule 6.03 – Existing Liens

EXHIBITS:

Exhibit A – Form of Assignment and Acceptance

Exhibit B – Form of Borrowing Request

Exhibit C – Form of Interest Election Request

Exhibit D – Form of Opinion of Company’s Counsel

Exhibit E – U.S. Tax Compliance Certificates

-iv-

CREDIT AGREEMENT dated as of October 21, 2014, among EATON VANCE CORP., EATON VANCE MANAGEMENT, the ADDITIONAL BORROWERS from time to time parties hereto, the LENDERS from time to time parties hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent.

W I T N E S S E T H :

The parties hereto agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01

Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Additional Borrower” has the meaning assigned to such term in Section 10.14.

“Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

“Adjusted Net Income Attributable to Shareholders” means, for any period, the net income (or loss) attributable to Eaton Vance Corp. shareholders, determined on a consolidated basis in accordance with GAAP, provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of the Company or is merged into or consolidated with the Company or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary of the Company) in which the Company or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Company or such Subsidiary in the form of dividends or similar distributions, (c) the undistributed earnings of any Subsidiary of the Company to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation or Requirement of Law applicable to such Subsidiary, (d) any non-cash impact of changes in the estimated redemption value of non-Controlling interests held by third parties in certain Subsidiaries that are redeemable at other than fair value, (e) any upfront placement fees paid for the structuring of Eaton Vance Funds that are registered with the Securities and Exchange Commission as closed-end investment companies, or any payment made to terminate any compensation agreements in respect of such Eaton Vance Funds that were previously offered, not to exceed $20,000,000 in the aggregate in any fiscal year and (f) any extraordinary, unusual or non-recurring non-cash expenses or losses (including, whether or not otherwise includable as a separate item in the statement of Adjusted Net Income Attributable to Shareholders for such period, non-cash losses on sales of assets outside of the ordinary course of business).

“Administrative Agent” means Wells Fargo Bank, National Association, in its capacity as administrative agent for the Lenders hereunder.

“Administrative Borrower” has the meaning assigned to such term in Section 2.22.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified; provided, however, that the Company shall not be deemed an Affiliate of any Subsidiary and no Subsidiary shall be deemed an Affiliate of Company.

“Agreement” means this Credit Agreement, as amended, supplemented or otherwise modified from time to time.

“Alternate Base Rate” means, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%, (b) the Prime Rate in effect on such day and (c) the LIBO Rate that would be calculated as of such day (or, if such day is not a Business Day, as of the next preceding Business Day) in respect of a proposed Eurodollar Loan with a one-month Interest Period plus 1.0%.  Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or such LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or such LIBO Rate, respectively.

“Anti-Corruption Laws” has the meaning assigned to such term in Section 3.16.

“Applicable Margin” means, for any day, with respect to any ABR Loan or Eurodollar Loan, the applicable percentage determined pursuant to the Pricing Grid attached hereto as Annex A.

“Applicable Percentage” means, with respect to any Lender, the percentage of the total Commitments represented by such Lender’s Commitment; provided that, solely for the purposes of Section 2.20(c) when a Defaulting Lender shall exist, “Applicable Percentage” shall mean the percentage of the total Commitments (disregarding any Defaulting Lender’s Commitment) represented by such Lender’s Commitment.  If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any permitted assignments and to any Lender’s status as a Defaulting Lender at the time of determination.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity that administers or manages a Lender.

“Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent and the Company.

“Availability Period” means the period from and including the Closing Date to but excluding the Termination Date.

“Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower Obligations” means the collective reference to the unpaid principal of and interest on the Loans and all other obligations and liabilities of the Borrowers (including, without limitation, interest and fees accruing at the then applicable rate provided in this Agreement after the maturity of the Loans and interest and fees accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrowers, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent or any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrowers pursuant to the terms of this Agreement).

“Borrowers” means the collective reference to the Company and any Additional Borrowers.

“Borrowing” means Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

“Borrowing Request” means a request by the Administrative Borrower for a Borrowing in accordance with Section 2.03.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

“Change in Control” means

(1)

the direct or indirect sale, transfer or conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s properties or assets and those of the Company’s subsidiaries, taken as a whole, to any “person” or “group” (as those terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than the Company or one or more of the Company’s subsidiaries;

(2)

the adoption of a plan relating to the Company’s liquidation or dissolution; or

(3)

the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that (i) the Permitted Holders own less than 50% of the Company’s Voting Stock, measured by voting power rather than number of shares, and (ii) any “person” or “group” (as those terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), becomes the beneficial owner, directly or indirectly, of more of the Company’s Voting Stock than the Permitted Holders, measured by voting power rather than number of shares.

Notwithstanding the foregoing, a transaction effected to create a holding company for the Company will not be deemed to involve a Change in Control if (1) pursuant to such transaction the Company becomes a Controlled subsidiary of such holding company and (2) the holders of the Voting Stock of such holding company immediately following such transaction are the same as the holders of the Company’s Voting Stock immediately prior to such transaction.

“Change in Law” means (a) the adoption or taking effect of any law, rule, treaty or regulation after the date of this Agreement, (b) any change in any law, rule, treaty or regulation or in the administration, implementation, interpretation or application thereof by any Governmental Authority as evidenced in writing by any publication of such Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.14(b), by any lending office of such Lender or by such Lender’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.  Notwithstanding anything in this Agreement to the contrary, (i) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or by United States or foreign regulatory authorities, in each case pursuant to Basel III, and (ii) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder or issued in connection therewith or in implementation thereof, shall in each case be deemed to be a Change in Law, regardless of the date enacted, adopted, issued or implemented.

“Charges” has the meaning assigned to such term in Section 10.13.

“Closing Date” means the date on which the conditions precedent set forth in Section 4.01 shall have been satisfied or waived in accordance with Section 10.02, which date is October 21, 2014.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans and participate in Swingline Loans hereunder, expressed as an amount representing the maximum aggregate outstanding principal amount of such Lender’s Revolving Loans and participations in Swingline Loans hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08, (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04 and (c) increased from time to time pursuant to Section 2.19.  The initial amount of each Lender’s Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable, and the initial aggregate amount of the Commitments of the Lenders (as set forth on Schedule 2.01) is $300,000,000.

“Company” means Eaton Vance Corp., a Maryland corporation.

“Company Information” has the meaning assigned to such term in Section 10.12(b).

“Consolidated EBITDA” means, for any period, Adjusted Net Income Attributable to Shareholders for such period plus, without duplication and to the extent reflected as a charge in the statement of such Adjusted Net Income Attributable to Shareholders for such period, the sum of (a) income tax expense, (b) interest expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans), (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, write-offs of goodwill) and organization costs and (e) any non-cash stock-based compensation charges or expenses, minus any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Adjusted Net Income Attributable to Shareholders for such period, gains on the sales of assets outside of the ordinary course of business), and  any other non-cash income, all as determined on a consolidated basis.  For any period, the income or loss from Derivatives Transactions and Hedging Agreements, including amounts accounted for in shareholders’ equity, shall be added or subtracted (as the case may be) from Consolidated EBITDA for such period to the extent such amounts are not reflected as a revenue or charge (as the case may be) in the statement of Adjusted Net Income Attributable to Shareholders for such period.  The income or loss from Derivatives Transactions and Hedging Agreements, including amounts accounted for in shareholders’ equity, shall not be considered an extraordinary, unusual or non-recurring item.  For the purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters (each, a “Reference Period”) for use in any determination of the Consolidated Leverage Ratio, (i) if at any time during such Reference Period the Company or any Subsidiary shall have made any Material Disposition, the Consolidated EBITDA for such Reference Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Reference Period and (ii) if during such Reference Period the Company or any Subsidiary shall have made a Material Acquisition, Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if such Material Acquisition occurred on the first day of such Reference Period.  As used in this definition, “Material Acquisition” and “Material Disposition” refer to any acquisition of or combination with a business or any disposition of a business by the Company or any of its Subsidiaries which would be considered significant for purposes of the pro forma financial information requirements of Regulation S-X of the Securities and Exchange Commission.

“Consolidated Funded Debt” means, at any date, the aggregate principal amount of all Indebtedness of the Company and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP.

“Consolidated Interest Coverage Ratio” means, for any period, the ratio of (a) Consolidated EBITDA for such period to (b) Consolidated Interest Expense for such period.

“Consolidated Interest Expense” means, for any period, interest expense (including that attributable to Capital Lease Obligations) of the Company and its Subsidiaries for such period with respect to all outstanding Indebtedness of the Company and its Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Hedging Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP).

“Consolidated Leverage Ratio” means, as at the last day of any period of four consecutive fiscal quarters, the ratio of (a) Consolidated Funded Debt on such day to (b) Consolidated EBITDA for such period.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any material agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.

“Credit Party” means the Administrative Agent, the Swingline Lender or any other Lender.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Defaulting Lender” means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Swingline Loans or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified any Borrower or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans and participations in then outstanding Swingline Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has, or has a direct or indirect parent company that has, become the subject of a Bankruptcy Event.

“Derivatives Transaction” means any short sale of a security, reverse repurchase agreement, dollar roll, financial futures contract, option, option on futures, forward contract, forward rate agreement, warrant, swap, swaption, collar, floor, cap and other agreement, instrument and derivative and other transactions of a similar nature (whether currency linked, index linked, insurance risk linked, credit risk linked, equity basket linked or otherwise).

“Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06.

“dollars” or “$” refers to lawful money of the United States of America.

“Eaton Vance Fund” means any separately managed accounts, any closed-end or open-end or other mutual fund, any collateralized debt obligation or any privately offered investment vehicle sponsored by the Company or any of its Subsidiaries or any fund for which the Company or any of its Subsidiaries provides investment advisory, management, administrative, underwriting or similar services.

“Employees” means, at any time, individuals then devoting substantially all of their business and professional time to the Company’s activities or any of the Company’s Subsidiaries or any such individuals who, within 270 days prior thereto, have so devoted their professional time and the estates and legal representatives of such individuals.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Company, is treated as a single employer within the meaning of Section 4001(b)(1) of ERISA or subsections (b), (c), (m) or (o) of Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the failure of the Company or any ERISA Affiliate to make by its due date a required installment under Section 430(j) of the Code with respect to any Plan or any failure by any Plan to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Plan, whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Company or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Company or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans (other than a Plan that is a defined contribution plan) or to appoint a trustee to administer any Plan; (f) the incurrence by the Company or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; (g) the receipt by the Company or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Company or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; (h) a determination that a Plan is, or is expected to be, in “at risk” status (within the meaning of Section 430 of the Code or Section 303 of ERISA); (i) the failure by the Company or any of its ERISA Affiliates to make any required contribution to a Multiemployer Plan pursuant to Sections 431 or 432 of the Code; (j) the receipt by the Company or any of its ERISA Affiliates of any notice, or the receipt by any Multiemployer Plan from the Company or any of its ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, in “endangered” or “critical” status (within the meaning of Section 432 of the Code or Section 305 of ERISA), or terminated (within the meaning of Section 4041A of ERISA); or (k) the failure by the Company or any of its ERISA

Affiliates to pay when due (after expiration of any applicable grace period) any installment payment with respect to Withdrawal Liability under Section 4201 of ERISA.

“Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“Event of Default” has the meaning assigned to such term in Article VII.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, or any other recipient of any payment to be made by or on account of any obligation of the Borrowers hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which a Borrower is located, (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Company under Section 2.18(b)), any U.S. federal withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement or is attributable to such Foreign Lender’s failure or inability to comply with Section 2.16(f), except to the extent that such Foreign Lender’s assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrowers with respect to such withholding tax pursuant to Section 2.16(a) or (d) any U.S. federal withholding Taxes imposed under FATCA.

“Existing Credit Agreement” means the Credit Agreement, dated as of June 4, 2012, as amended, amended and restated, extended or otherwise modified from time to time prior to the Closing Date, among the Company, the Guarantor, the additional borrowers party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as the administrative agent.

“Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Revolving Loans and such Lender’s Swingline Exposure at such time.

“Facility Fee Rate” has the meaning set forth in Annex A.

“FATCA” means sections 1471 through 1474 of the Code (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreement entered into pursuant to section 1471(b)(1) of the Code.

“Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Company.

“Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrowers are located.  For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Fund” means any Person that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“GAAP” means generally accepted accounting principles in the United States of America.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body (including self-regulatory body), court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, including, in any event, the Securities and Exchange Commission and any applicable state securities commission or similar body (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

“Guarantor” means Eaton Vance Management, a Massachusetts business trust.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Hedging Agreement” means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

“IFRS” means International Financial Reporting Standards and applicable accounting requirements set by the International Accounting Standards Board or any successor thereto (or the Financial Accounting Standards Board, the Accounting Principles Board of the American Institute of Certified Public Accountants, or any successor to either such Board, or the Securities and Exchange Commission, as the case may be), as in effect from time to time.

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable incurred in the ordinary course of business that are not more than 90 days past due), (f) all Indebtedness of others secured by any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances and (k) for purposes of Article VII(f) and (g) only, net liabilities of such Person under Hedging Agreements.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Indemnitee” has the meaning assigned to such term in Section 10.03(b).

“Interest Election Request” means a request by the Administrative Borrower to convert or continue a Borrowing in accordance with Section 2.05.

“Interest Payment Date” means (a) with respect to any ABR Loan, the last day of each March, June, September and December, and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration, after the first day of such Interest Period.

“Interest Period” means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three, six or (if available to all Lenders) twelve months thereafter, as the Administrative Borrower may elect, and; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period pertaining to a

Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, and (iii) no Interest Period shall extend beyond the Termination Date.  For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a Borrowing, thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on the Reuters Screen LIBOR01 Page (or on any successor or substitute page of such screen, or any successor to or substitute for such screen, providing rate quotations comparable to those currently provided on such page of such screen, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period.  In the event that such rate is not available at such time for any reason, then the “LIBO Rate” with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.  If, at any time, the LIBO Rate would be less than zero based on the above determination, the LIBO Rate shall be deemed to be zero.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Loan Parties” means the Borrowers and the Guarantor.

“Loans” means any loan made by any Lender to any Borrower pursuant to this Agreement.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, property, operating results, or condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole, or (b) the validity or enforceability of this Agreement or the rights or remedies of the Administrative Agent or the Lenders hereunder.

“Material Indebtedness” means Indebtedness (other than the Loans), or obligations in respect of one or more Hedging Agreements, of any one or more of the Company and its Subsidiaries in an aggregate principal amount exceeding $50,000,000.  For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Company or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Company or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

“Maximum Rate” has the meaning assigned to such term in Section 10.13.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“New Lender” has the meaning set forth in Section 2.19(a).

“Other Taxes” means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

“Participant” has the meaning set forth in Section 10.04(e).

“Participant Register” has the meaning set forth in Section 10.04(e).

“Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary.

“Patriot Act” has the meaning set forth in Section 10.14.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Permitted Acquisition” means an acquisition of a Person, or the assets of a Person or a line of business of a Person (whether by the merger, consolidation or acquisition of Capital Stock or other equity interests, assets or any combination thereof) in the same or a related line of business as the Company or any Subsidiary, provided that after giving effect to such acquisition (a) no Default or Event of Default shall have occurred and be continuing, (b) the Company shall be in compliance, on a pro forma basis, as of the end of the most recent fiscal quarter of the Company with the provisions of Section 6.01, and (c) in the case of an acquisition involving aggregate consideration comprised of cash and any assumed liabilities on the closing date of such acquisition equal to $250,000,000 or more, at least three Business Days prior to the closing date of such acquisition, the Company shall have furnished to the Administrative Agent and the Lenders a compliance certificate to the effect of clauses (a) and (b) showing in reasonable detail the calculations supporting the determination of compliance, on a pro forma basis, with such provisions.

“Permitted Encumbrances” means:

(a)

Liens imposed by law for taxes, assessments or other governmental charges that are not yet due or are being contested in compliance with Section 5.04;

(b)

Carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or are being contested in compliance with Section 5.04;

(c)

pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;

(d)

deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(e)

easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company or any Subsidiary;

(f)

judgment Liens in respect of judgments rendered against the Company, any Subsidiary of the Company or any combination thereof (i) that represent wholly insured Indebtedness, or partially insured or wholly uninsured Indebtedness so long as the aggregate uninsured Indebtedness does not exceed $50,000,000; or (ii) that are not in effect for more than 75 days; or (iii) that attach to an immaterial portion of the assets of the applicable Person; or (iv) that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect;

(g)

rights of setoff and similar arrangements and Liens arising in the ordinary course of business in respect of cash management obligations and in favor of depository and securities intermediaries to secure obligations owed in respect of card obligations or any overdraft and related liabilities arising from treasury, depository and cash management services or any automated clearing house transfers of funds and fees and similar amounts related to bank accounts or securities accounts (including Liens securing letters of credit, bank guarantees or similar instruments supporting any of the foregoing);

(h)

Liens (i) on “earnest money” or similar deposits or other cash advances in connection with Permitted Acquisitions or (ii) consisting of an agreement to dispose of any property or asset in a disposition permitted under Sections 6.06 and 6.08, including customary rights and restrictions contained in such agreements;

(i)

leases, licenses, subleases or sublicenses granted to others in the ordinary course of business which do not (i) interfere in any material respect with the business of the Company or any Subsidiary or (ii) secure any Indebtedness;

(j)

Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection and (ii) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business, including Liens encumbering reasonable customary initial deposits and margin deposits;

(k)

ground leases in respect of real property on which facilities owned or leased by the Company or any of its Subsidiaries are located and other Liens affecting the interest of any landlord (and any underlying landlord) of any real property leased by the Company or any Subsidiary;

(l)

Liens arising from precautionary Uniform Commercial Code financing statement filings regarding operating leases or consignments entered into by the Company and its Subsidiaries in the ordinary course of business; and

(m)

Liens, pledges or deposits made in the ordinary course of business to secure liability to insurance carriers.

“Permitted Holders” means (i) the Company, (ii) one or more of the Company’s subsidiaries, (iii) any Employee and (iv) a voting trust having a majority of its trustees who are Employees and a majority of holders of its trust certificates or holders of uncertificated interests in such voting trust who are Employees.

“Permitted Liens” has the meaning set forth in Section 6.03.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, borrower, partnership, Governmental Authority or other entity.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Company or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA or under which the Company or an ERISA Affiliate has or is reasonably expected to incur liability.

“Pricing Grid” means the Pricing Grid attached hereto as Annex A.

“Prime Rate” means the rate of interest per annum publicly announced from time to time by Wells Fargo Bank, National Association as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by Wells Fargo Bank, National Association in connection with extensions of credit to debtors); each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

“Refunded Swingline Loans” has the meaning assigned to such term in Section 2.07(b).

“Register” has the meaning set forth in Section 10.04(c).

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Required Lenders” means Lenders having Exposures and unused Commitments representing greater than 50% of the sum of the total Exposures and unused Commitments at such time.

“Requirement of Law” means, as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Revolving Loans” has the meaning assigned to such term in Section 2.01.

“S&P” means Standard & Poor’s Financial Services LLC, a wholly-owned subsidiary of The McGraw-Hill Companies, Inc., and any successor thereto.

“Sanctions” means sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board or other Governmental Authority to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate.  Such reserve percentages shall include those imposed pursuant to Regulation D of the Board.  Eurodollar Loans shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation.  The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary” means any subsidiary of the Company except that no Eaton Vance Fund shall be deemed to be a “Subsidiary” hereunder.  To the extent that FIN 46R, FASB 167 or any successor or similar applicable accounting pronouncement adopted by the Company requires consolidation of the account of any Eaton Vance Fund with the account of the Company in the consolidated financial statements of the Company, the impact of FIN 46R, FASB 167 or any successor or similar accounting pronouncement shall be excluded for the purpose of calculating the financial condition covenants in Section 6.01.  Any Indebtedness or other obligations or liabilities of any Eaton Vance Fund shall not be considered Indebtedness of the Company or a Borrower Obligation.

“Swingline Commitment” means the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 2.06 in an aggregate principal amount at any one time outstanding not to exceed $35,000,000.

“Swingline Exposure” means, at any time, the sum of the aggregate amount of all outstanding Swingline Loans at such time.  The Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time.

“Swingline Lender” means Wells Fargo Bank, National Association, in its capacity as the lender of Swingline Loans.

“Swingline Loans” has the meaning set forth in Section 2.06(a).

“Swingline Participation Amount” has the meaning set forth in Section 2.07(c).

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Termination Date” means October 21, 2019, or such earlier date as the Commitments shall terminate pursuant to the terms hereof (or, if such day is not a Business Day, the next preceding Business Day).

“Transactions” means the execution, delivery and performance by the Company and the Guarantor of this Agreement, the borrowing of Loans, the guarantee by the Guarantor hereunder and the use of the proceeds of the Loans.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

“U.S. Person” means an “United States person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning set forth in Section 2.16(f)(ii)(B)iii.

“Voting Stock” as applied to the stock of any Person, means shares, interests, participations, or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

Section 1.02

Classification of Loans and Borrowings.  For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a “Eurodollar Loan”).  Borrowings also may be classified and referred to by Type (e.g., a “Eurodollar Borrowing”).

Section 1.03

Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 1.04

Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Company notifies the Administrative Agent that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP (including as a result of the adoption of IFRS) or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Company that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP (including as a result of the adoption of IFRS) or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.  If at any time any change in GAAP (including as a result of the adoption of IFRS) would affect the computation of any financial ratio or requirement set forth herein, and the Company or the Administrative Agent shall so request, the Administrative Agent and the Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (including as a result of the adoption of IFRS), subject to the approval of the Required Lenders; provided that until so amended, such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein (and the Company shall provide backup reasonably acceptable to the Administrative Agent in respect of computations of any such ratio or requirement).  Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Company and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded.

ARTICLE II
THE CREDITS

Section 2.01

Commitments.  Subject to the terms and conditions set forth herein, each Lender agrees to make revolving credit loans (“Revolving Loans”) to any Borrower from time to time during the Availability Period in an aggregate principal amount that, when added to such Lender’s Applicable Percentage of the aggregate principal amount of the Swingline Loans then outstanding, will not result in (a) such Lender’s Exposure exceeding such Lender’s Commitment or (b) the sum of the total Exposures exceeding the total Commitments.  Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Revolving Loans.

Section 2.02

Revolving Loans and Borrowings.

(a)

Each Revolving Loan shall be made as part of a Borrowing consisting of Revolving Loans made by the Lenders ratably in accordance with their respective Commitments.  The failure of any Lender to make any Revolving Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Revolving Loans as required.

(b)

Subject to Section 2.13, each Borrowing of Revolving Loans shall be comprised entirely of ABR Loans or Eurodollar Loans as the Administrative Borrower may request in accordance herewith.  Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of this Agreement.

(c)

At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000.  At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments.  Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of ten (10) Eurodollar Borrowings outstanding.

(d)

Notwithstanding any other provision of this Agreement, the Borrowers shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Termination Date.

Section 2.03

Requests for Borrowings of Revolving Loans.  To request a Borrowing of Revolving Loans, the Administrative Borrower shall notify the Administrative Agent of such request by telephone prior to 11:00 a.m., New York City time (a) three Business Days before the date of the proposed Borrowing of Revolving Loans in the case of a Eurodollar Borrowing or (b) one Business Day before the date of the proposed Borrowing of Revolving Loans in the case of an ABR Borrowing.  Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the Administrative Agent of a written Borrowing Request signed by the Administrative Borrower’s treasurer or chief financial officer, in the form of Exhibit B attached hereto or such other form as may be approved by the Administrative Agent, which Borrowing Request shall be signed by the Administrative Borrower.  Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

(i)

the aggregate amount of the requested Borrowing of Revolving Loans;

(ii)

the date of such Borrowing of Revolving Loans, which shall be a Business Day;

(iii)

whether such Borrowing of Revolving Loans is to be an ABR Borrowing or a Eurodollar Borrowing;

(iv)

in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and

(v)

the location and number of the relevant Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.04.

If no election as to the Type of Borrowing of Revolving Loans is specified, then the requested Borrowing of Revolving Loans shall be an ABR Borrowing.  If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Administrative Borrower shall be deemed to have selected an Interest Period of one month’s duration.  Promptly following receipt of a Borrowing Request in accordance with this Section 2.03, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing of Revolving Loans.

Section 2.04

Funding of Borrowings of Revolving Loans.

(a)

Each Lender shall make each Revolving Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders.  The Administrative Agent will make such Revolving Loans available to the relevant Borrower by promptly crediting the amounts so received, in like funds, to an account of such Borrower designated by the Administrative Borrower in the Borrowing Request.

(b)

Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Revolving Loans that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing of Revolving Loans, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section 2.04 and may, in reliance upon such assumption, make available to the relevant Borrower a corresponding amount.  In such event, if a Lender has not in fact made its share of the applicable Borrowing of Revolving Loans available to the Administrative Agent, then the applicable Lender and the Borrowers severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the relevant Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrowers, the interest rate then applicable to such Borrowing of Revolving Loans.  If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Revolving Loan included in such Borrowing of Revolving Loans.

Section 2.05

Interest Elections.

(a)

Each Borrowing of Revolving Loans initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request.  Thereafter, the Administrative Borrower may elect to convert such Borrowing of Revolving Loans to a different Type or to continue such Borrowing of Revolving Loans and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.05.  The Administrative Borrower may elect different options with respect to different portions of the affected Borrowing of Revolving Loans, in which case each such portion shall be allocated ratably among the Lenders holding the Revolving Loans comprising such Borrowing of Revolving Loans, and the Revolving Loans comprising each such portion shall be considered a separate Borrowing of Revolving Loans.

(b)

To make an election pursuant to this Section 2.05, the Administrative Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Administrative Borrower was requesting a Borrowing of Revolving Loans of the Type resulting from such election to be made on the effective date of such election.  Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the Administrative Agent of a written Interest Election Request in the form of Exhibit C attached hereto or such other form as may be approved by the Administrative Agent, which Interest Election Request shall be signed by the Administrative Borrower.

(c)

Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

(i)

the Borrowing of Revolving Loans to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing of Revolving Loans (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing of Revolving Loans);

(ii)

the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii)

whether the resulting Borrowing of Revolving Loans is to be an ABR Borrowing or a Eurodollar Borrowing; and

(iv)

if the resulting Borrowing of Revolving Loans is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Administrative Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(d)

Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing of Revolving Loans.

(e)

If the Administrative Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing of Revolving Loans is repaid as provided herein, at the end of such Interest Period such Borrowing of Revolving Loans shall be continued as a Eurodollar Borrowing with an Interest Period of one month.  Notwithstanding any contrary provision hereof, (a) if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Administrative Borrower, then, so long as an Event of Default is continuing, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto, and (b) no Revolving Loan may be converted into or continued as a Eurodollar Borrowing after the date that is one month prior to the Termination Date.

Section 2.06

Swingline Commitment.

(a)

Subject to the terms and conditions hereof, the Swingline Lender agrees to make a portion of the credit otherwise available to any Borrower under the Commitments from time to time during the Availability Period by making swing line loans (“Swingline Loans”) to such Borrower; provided that (i) the aggregate principal amount of Swingline Loans outstanding at any time shall not exceed the Swingline Commitment then in effect (notwithstanding that the Swingline Loans outstanding at any time, when aggregated with the Swingline Lender’s other outstanding Loans, may exceed the Swingline Commitment then in effect) and (ii) the Administrative Borrower shall not request, and the Swingline Lender shall not make, any Swingline Loan if, after giving effect to the making of such Swingline Loan, the aggregate amount of Loans outstanding would exceed the aggregate amount of the Commitments.  During the Availability Period, the Borrowers may use the Swingline Commitment by borrowing, repaying and reborrowing Swingline Loans, all in accordance with the terms and conditions hereof.  Swingline Loans shall be Alternate Base Rate Loans only.

(b)

The Borrowers shall repay to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Termination Date and the date that is 10 days after the date on which such Swingline Loan is made; provided that on each date that a Revolving Loan is borrowed, the Borrowers shall repay all Swingline Loans then outstanding.

Section 2.07

Procedure for Swingline Borrowing; Refunding of Swingline Loans.

(a)

Whenever a Borrower desires that the Swingline Lender make Swingline Loans the Administrative Borrower shall give the Swingline Lender irrevocable telephonic notice confirmed promptly in writing (which telephonic notice must be received by the Swingline Lender not later than 3:00 P.M., New York City time, on the proposed borrowing date), specifying (i) the amount to be borrowed and (ii) the requested borrowing date (which shall be a Business Day during the Availability Period).  Each borrowing under the Swingline Commitment shall be in an amount equal to $500,000 or a whole multiple of $100,000 in excess thereof.  Not later than 4:00 P.M., New York City time, on the borrowing date specified in a notice in respect of Swingline Loans, the Swingline Lender shall make available to the Administrative Agent at the account of the Administrative Agent most recently designated by it for such purpose an amount in immediately available funds equal to the amount of the Swingline Loan to be made by the Swingline Lender.  The Administrative Agent shall make the proceeds of such Swingline Loan available to the relevant Borrower on such borrowing date by depositing such proceeds in the account of such Borrower with the Administrative Agent on such borrowing date in immediately available funds.

(b)

The Swingline Lender, at any time and from time to time in its sole and absolute discretion may, on behalf of the Borrowers (which hereby irrevocably direct the Swingline Lender to act on its behalf), upon notice (which shall be deemed to be a Borrowing Request given by the Administrative Borrower and shall be given on a Business Day) given by the Swingline Lender no later than 12:00 Noon, New York City time, request each Lender to make, and each Lender hereby agrees to make, a Revolving Loan (which shall be made initially as an ABR Loan), in an amount equal to such Lender’s Applicable Percentage (calculated to reflect any adjustment to the Swingline Exposures of the Lenders by Section 2.20(c), as applicable) of the aggregate amount of the Swingline Loans (the “Refunded Swingline Loans”) outstanding on the date of such notice, to repay the Swingline Lender.  Each Lender (other than the Swingline Lender) shall make the amount of such Revolving Loan available to the Administrative Agent at the account of the Administrative Agent most recently designated by it for such purpose in immediately available funds, not later than 3:00 P.M., New York City time, on the date of such notice.  The proceeds of such Revolving Loans shall be immediately made available by the Administrative Agent to the Swingline Lender for application by the Swingline Lender to the repayment of the Refunded Swingline Loans.

(c)

If prior to the time a Revolving Loan would have otherwise been made pursuant to Section 2.07(b), one of the events described in Article VII(h) or (i) shall have occurred and be continuing with respect to the Company or if for any other reason, as determined by the Swingline Lender in its sole discretion, Revolving Loans may not be made as contemplated by Section 2.07(b), each Lender shall, on the date such Revolving Loan was to have been made pursuant to the notice referred to in Section 2.07(b), purchase for cash an undivided participating interest in the then outstanding Swingline Loans by paying to the Swingline Lender an amount (the “Swingline Participation Amount”) equal to (i) such Lender’s Applicable Percentage times (ii) the sum of the aggregate principal amount of Swingline Loans then outstanding that were to have been repaid with such Revolving Loans.

(d)

Whenever, at any time after the Swingline Lender has received from any Lender such Lender’s Swingline Participation Amount, the Swingline Lender receives any payment on account of the Swingline Loans, the Swingline Lender will distribute to such Lender its Swingline Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender’s pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swingline Loans then due); provided, however, that in the event that such payment received by the Swingline Lender is required to be returned, such Lender will return to the Swingline Lender any portion thereof previously distributed to it by the Swingline Lender.

(e)

Each Lender’s obligation to make the Loans referred to in Section 2.07(b) and to purchase participating interests pursuant to Section 2.07(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Lender or the Borrowers may have against the Swingline Lender, the Borrowers or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Article IV, (iii) any adverse change in the condition (financial or otherwise) of a Borrower, (iv) any breach of this Agreement by a Borrower, the Guarantor or any other Lender or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

Section 2.08

Termination and Reduction of Commitments.

(a)

Unless previously terminated, the Commitments shall terminate on the Termination Date.

(b)

The Administrative Borrower may at any time terminate, or from time to time reduce, the Commitments; provided that (i) each reduction of the Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) the Administrative Borrower shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.10, the sum of the Exposures would exceed the total Commitments.

(c)

The Administrative Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section 2.08 at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof.  Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof.  Each notice delivered by the Administrative Borrower pursuant to this Section 2.08 shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Administrative Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Administrative Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.  Any termination or reduction of the Commitments shall be permanent.  Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

Section 2.09

Repayment of Loans; Evidence of Debt.

(a)

The Borrowers hereby, jointly and severally, unconditionally promise to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan on the Termination Date (or such earlier date on which the Loans become due and payable pursuant to Article VII).

(b)

Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(c)

The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(d)

The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section 2.09 shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement.

(e)

Any Lender may request that Loans made by it be evidenced by a promissory note.  In such event, the Borrowers shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent.  Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

Section 2.10

Prepayment of Loans.

(a)

The Borrowers shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (b) of this Section 2.10.

(b)

The Administrative Borrower shall notify the Administrative Agent by telephone (confirmed by facsimile) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment, or (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment.  Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.08(c), then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08(c).  Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof.  Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02.  Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing.  Prepayments shall be accompanied by accrued interest to the extent required by Section 2.12.

Section 2.11

Fees.

(a)

The Borrowers agree to pay to the Administrative Agent for the account of each Lender a facility fee for the period from and including the date hereof to the Termination Date, computed at the Facility Fee Rate on the average daily amount of the Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last day of March, June, September and December of each year and on the Termination Date, commencing on the first such date to occur after the date hereof.  All facility fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(b)

The Borrowers agree to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrowers and the Administrative Agent.

(c)

All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, in the case of facility fees, to the Lenders.  Fees paid shall not be refundable under any circumstances.

Section 2.12

Interest.

(a)

The Loans comprising each ABR Borrowing shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin.

(b)

The Loans comprising each Eurodollar Borrowing shall bear interest at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin.

(c)

Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrowers hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided above or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided above.

(d)

Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan; provided that (i) interest accrued pursuant to paragraph (c) of this Section 2.12 shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion and (iv) all accrued interest shall be payable upon termination of the Commitments.

(e)

All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day).  The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be presumptively correct.

Section 2.13

Alternate Rate of Interest.  If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

(a)

the Administrative Agent determines (which determination shall be presumptively correct) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or

(b)

the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Administrative Borrower and the Lenders, which notice shall state the circumstances giving rise to such notice, by telephone or facsimile as promptly as practicable thereafter and, until the Administrative Agent notifies the Administrative Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

Section 2.14

Increased Costs.

(a)

If any Change in Law shall:

(i)

impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit (or participations therein) by, or any other acquisition of funds by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

(ii)

subject the Administrative Agent or any Lender to any Tax (other than (A) Indemnified Taxes that are subject to Section 2.16, (B) Other Taxes or (C) Excluded

Taxes) on its loans, loan principal, letters of credit, commitments or other obligations, or its deposits, reserves other liabilities or capital attributable thereto; or

(iii)

impose on any Lender or the London interbank market any other condition (other than Taxes) affecting this Agreement or Eurodollar Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan or of maintaining its obligation to make any such Loan (or in the case of (ii), any Loan) or to increase the cost to such Lender or the Administrative Agent or to reduce the amount of any sum received or receivable by such Lender or the Administrative Agent hereunder (whether of principal, interest or otherwise), then the Borrowers will pay to such Lender or the Administrative Agent such additional amount or amounts as will compensate such Lender or the Administrative Agent for such additional costs incurred or reduction suffered.

(b)

If any Lender determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Loans made hereunder, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Borrowers will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c)

A certificate of a Lender setting forth the amount or amounts, together with a full explanation of the increased costs, the Change in Law giving rise thereto and the calculation of such amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section 2.14 and further stating that such Lender is requiring corresponding payments from other similarly situated borrowers generally, shall be delivered to the Administrative Borrower and shall be presumptively correct.  The Borrowers shall pay such Lender the amount so due on any such certificate within 10 Business Days after receipt thereof and a full description and calculation of such amount or amounts.

(d)

Failure or delay on the part of any Lender to demand compensation pursuant to this Section 2.14 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrowers shall not be required to compensate a Lender pursuant to this Section 2.14 for any increased costs or reductions incurred more than six months prior to the date that such Lender notifies the Administrative Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof.

Section 2.15

Break Funding Payments.  In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice is permitted to be revocable under Section 2.10(b) and is revoked in accordance herewith) or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Administrative Borrower pursuant to Section 2.18, then, in any such event, the Borrowers shall compensate each Lender for the loss, cost and expense attributable to such event; provided that any such event is not attributable to the failure of any Lender to fund a Loan.  In the case of a Eurodollar Loan, the loss to any Lender attributable to any such event shall be deemed to include an amount determined by such Lender to be equal to the excess, if any, of (i) the amount of interest that such Lender would pay for a deposit equal to the principal amount of such Loan for the period from the date of such payment, conversion, failure or assignment to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the duration of the Interest Period that would have resulted from such borrowing, conversion or continuation) if the interest rate payable on such deposit were equal to the Adjusted LIBO Rate (in the case of a Eurodollar Loan) for such Interest Period, over (ii) the amount of interest that such Lender would earn on such principal amount for such period if such Lender were to invest such principal amount for such period at the interest rate that would be bid by such Lender (or an affiliate of such Lender) for dollar deposits from other banks in the eurodollar market at the commencement of such period.  A certificate of any Lender setting forth any amount or amounts, together with a full explanation of the losses, costs, and expenses incurred, the events giving rise thereto and the calculation of such amount or amounts that such Lender is entitled to receive pursuant to this Section 2.15, shall be delivered to the Administrative Borrower and shall be presumptively correct.  The Borrowers shall pay such Lender the amount so due on any such certificate within 10 Business Days after receipt thereof.

Section 2.16

Taxes.

(a)

Any and all payments by or on account of any obligation of the Borrowers hereunder shall be made free and clear of and without deduction or withholding for any Indemnified Taxes or Other Taxes; provided that if the applicable withholding agent shall be required to deduct or withhold any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions or withholdings applicable to additional sums payable under this Section 2.16) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the applicable withholding agent shall make such deductions or withholdings and (iii) the applicable withholding agent shall pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law.

(b)

In addition, the Borrowers shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c)

The Borrowers shall indemnify the Administrative Agent and each Lender within 10 Business Days after written demand therefor for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.16) paid by the Administrative Agent or such Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to the Administrative Borrower by a Lender or by the Administrative Agent on its own behalf or on behalf of a Lender shall be presumptively correct.  To the extent the Administrative Agent or any Lender receives a refund or credit on account of any Indemnified Tax or Other Tax reimbursed by the Borrowers or as a result of contesting any Indemnified Tax or Other Tax pursuant to this Section 2.16, the Administrative Agent or such Lender, as the case may be, shall promptly pay over the amount of such refund or credit (net of all reasonable out-of-pocket expenses, including any Taxes) to the Administrative Borrower; provided, that the Borrowers agree to repay to the Administrative Agent or such Lender the amount of any such refund or credit paid over to the Administrative Borrower in the event that such Administrative Agent or such Lender is required to repay such refund or credit to the relevant Governmental Authority.

(d)

As soon as practicable after any payment of Indemnified Taxes or Other Taxes by any Borrower to a Governmental Authority, the Administrative Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e)

Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Taxes attributable to such Lender (but only to the extent that the Borrowers or the Guarantor have not already indemnified the Administrative Agent for such Taxes and without limiting the obligation of the Borrowers or the Guarantor to do so) and (ii) any Taxes attributable to such Lender ‘s failure to comply with the provisions of Section 10.04(e) relating to the maintenance of a Participant Register, in either case, that are payable or paid by the Administrative Agent in connection with the Transactions, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be presumptively correct.  Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender in connection with the Transactions or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).

(f)

(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made hereunder shall deliver to the Administrative Borrower and the Administrative Agent, at the time or times reasonably requested by the Administrative Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Administrative Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender, if reasonably requested by the Administrative Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Administrative Borrower or the Administrative Agent as will enable the Administrative Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.  Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.16(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(i)

Without limiting the generality of the foregoing:

(A)

any Lender that is a U.S. Person shall deliver to the Administrative Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Administrative Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding Tax;

(B)

any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Administrative Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Administrative Borrower or the Administrative Agent), whichever of the following is applicable:

i

in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest hereunder, executed copies of IRS Form W-8BEN or any successor thereto, including IRS Form W-8BEN-E, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such Tax treaty and (y) with respect to any other applicable payments in connection with the Transactions, executed copies of IRS Form W-8BEN or any successor thereto, including IRS Form W-8BEN-E, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such Tax treaty;

ii

executed copies of IRS Form W-8ECI;

in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit E-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Company within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or any successor thereto, including IRS Form W-8BEN-E; or

to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or any successor thereto, including IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-2 or Exhibit E-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-4 on behalf of each such direct and indirect partner;

(C)

any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Administrative Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Administrative Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Administrative Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)

if a payment made to a Lender hereunder would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Administrative Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Administrative Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Administrative Borrower or the Administrative Agent as may be necessary for the Administrative Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(ii)

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Administrative Borrower and the Administrative Agent in writing of its legal inability to do so.

Section 2.17

Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

(a)

The Borrowers shall make each payment required to be made by them hereunder (whether of principal, interest, fees, or under Section 2.14, 2.15 or 2.16, or otherwise) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without set-off or counterclaim.  Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon.  All such payments shall be made to the Administrative Agent at the address set forth in Section 10.01, except that payments pursuant to Sections 2.14, 2.15, 2.16 and 10.03 shall be made directly to the Persons entitled thereto.  The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof.  If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.  All payments hereunder shall be made in dollars.

(b)

If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, to pay interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, to pay principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

(c)

If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations greater than the proportion received by any other Lender, then the Lender receiving such greater proportion shall (x) notify the Administrative Agent of such fact and (y) purchase (for cash at face value) participations in the Loans and such other obligations of other Lenders, or make such other adjustments as shall be equitable, to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Company or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply).  The Borrowers consent to the foregoing and agree, to the extent they may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrowers rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of a Borrower in the amount of such participation.

(d)

Unless the Administrative Agent shall have received notice from the Administrative Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due.  In such event, if the Borrowers have not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(e)

If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(b) or 2.17(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.

Section 2.18

Mitigation Obligations; Replacement of Lenders.

(a)

If any Lender requests compensation under Section 2.14, or if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.  The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)

If any Lender requests compensation under Section 2.14, or if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, or if any Lender is a Defaulting Lender, or if any Lender does not consent to any proposed amendment, supplement, modification, consent or waiver of any provision of this Agreement that requires the consent of each of the Lenders or each of the Lenders affected thereby (so long as the consent of the Required Lenders has been obtained), then the Administrative Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Administrative Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, conditioned or delayed, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts), (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.16, such assignment will result in a reduction in such compensation or payments, (iv) such assignment does not conflict with applicable law and (v) in the case of any such assignment resulting from a failure to consent to any amendment supplement, modification, consent or waiver, the assignee shall have consented to such amendment, supplement, modification, consent or waiver.  A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Administrative Borrower to require such assignment and delegation cease to apply.

Section 2.19

New Lenders; Commitment Increases.

(a)

With the consent of the Administrative Borrower and the Administrative Agent (which, in the case of the Administrative Agent, shall not be unreasonably withheld), (i) one or more additional banks or other financial institutions or other institutional investors may become a party to this Agreement by executing a supplement hereto, in form and substance satisfactory to such bank, financial institution or institutional investor, the Administrative Borrower and the Administrative Agent, whereupon such bank, financial institution or institutional investor (a “New Lender”) shall become a Lender for all purposes hereof and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement, and Schedule 2.01 hereto shall be deemed to be amended to add the name, address and Commitment of such New Lender and (ii) any Lender may increase the amount of its Commitment by executing a supplement hereto, in form and substance satisfactory to such Lender, the Administrative Borrower and the Administrative Agent, whereupon such Lender shall be bound by and entitled to the benefits of this Agreement with respect to the full amount of its Commitment as so increased, and Schedule 2.01 hereto shall be deemed to be amended to reflect such increase in the Commitment of such Lender.  In no event may the aggregate Commitments be increased above $400,000,000 pursuant to any supplement described in this Section 2.19(a).

(b)

If on the date upon which a bank or other financial institution or institutional investor becomes a New Lender or upon which a Lender’s Commitment is changed pursuant to Section 2.19(a), any Loans are then outstanding, the Administrative Agent will consult with the Administrative Borrower with the objective of minimizing the costs to the Administrative Borrower, and may (A) require that the Borrowers prepay and reborrow any outstanding Loans in connection therewith if it determines such action to be desirable to facilitate administration under this Agreement in such amount and with such Interest Period such that, after giving effect thereto, the quotient of (x) the Loan of such Lender of each Type and, in the case of Eurodollar Loans, with each Interest Period and (y) such Lender’s Commitment is equal to the corresponding comparable quotient of each other Lender and (B) with the consent of such Lender permit the Administrative Borrower to select an initial Interest Period with respect to the initial Loans made by such Lender having a duration other than one, two, three, or six months (such that such Interest Period would be coterminous with an Interest Period then applicable to an existing Eurodollar Borrowing) if the Administrative Agent determines such action to be desirable to facilitate administration of the Loans under this Agreement.  Any Eurodollar Borrowing borrowed pursuant to the preceding sentence shall bear interest at a rate equal to the respective interest rates then applicable to the Eurodollar Loans of the other Lenders.

Section 2.20

Defaulting Lenders.  Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender hereunder, then the following provisions shall apply for so long as such Defaulting Lender is a Defaulting Lender:

(a)

the Defaulting Lender shall not be entitled to receive fees payable under Section 2.11(a) for any period during which that Lender is a Defaulting Lender unless and only to the extent allocable to the sum of the outstanding principal amount of the Loans funded by it;

(b)

the Commitment and Exposure of such Defaulting Lender shall be disregarded for purposes of any determination of whether the Required Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 10.02), provided that this clause (b) shall not apply in the case of any waiver, amendment or modification described in the first proviso of Section 10.02(b) requiring the consent of all Lenders or each Lender affected thereby;

(c)

if any Swingline Exposure exists at the time a Lender becomes a Defaulting Lender then:

(i)

all or any part of such Swingline Exposure shall be reallocated among the non-Defaulting Lenders pro rata in accordance with their respective Applicable Percentages but only to the extent that the amount of any non-Defaulting Lender’s Exposure plus such non-Defaulting Lender’s pro rata share of such Defaulting Lender’s Swingline Exposure does not exceed the Commitment of such non-Defaulting Lender; and

(ii)

if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrowers shall within one Business Day following notice by the Administrative Agent, prepay such Swingline Exposure;

(d)

so long as such Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan unless it is satisfied that the related exposure will be 100% covered by the Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrowers, and participating interests in any newly made Swingline Loan shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.20(c)(i) (and such Defaulting Lender shall not participate therein).

If (i) a Bankruptcy Event with respect to a Parent of any Lender shall occur following the date hereof and for so long as such event shall continue or (ii) the Swingline Lender has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the Swingline Lender shall not be required to fund any Swingline Loan, unless the Swingline Lender shall have entered into arrangements with the Administrative Borrower or such Lender, satisfactory to the Swingline Lender to defease any risk to it in respect of such Lender hereunder.

In the event that the Administrative Agent, the Administrative Borrower and the Swingline Lender each agrees in writing that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on the date of such written agreement Lender shall purchase at par such of the Loans of the other Lenders (other than Swingline Loans) as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage .

Section 2.21

[Reserved].

Section 2.22

Administrative Borrower.  Each Borrower hereby irrevocably appoints the Company as the borrowing agent and attorney-in-fact for all Borrowers (in such capacities, the “Administrative Borrower”) which appointment shall remain in full force and effect unless and until the Administrative Agent shall have received prior written notice signed by each Borrower that such appointment has been revoked and that another Borrower has been appointed Administrative Borrower.  Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower to (i) provide and receive all notices and instructions under this Agreement, (ii) take such action on its behalf as the Administrative Borrower deems appropriate to obtain Loans and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement and (iii) receive and distribute accordingly the proceeds from the Loans.  Each Borrower hereby jointly and severally agrees to indemnify each Lender and the Administrative Agent and hold each Lender and the Administrative Agent harmless against any and all liability, expense, loss or claim of damage or injury, made against the Lenders and the Administrative Agent by any Borrower or by any third party arising from or incurred by reason of any Lender’s or the Administrative Agent’s relying on any instructions of the Administrative Borrower; provided that such indemnity shall not be available to the extent that any such liability, expense, loss or claim of damage or injury is determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of the Administrative Agent or any such Lender, as the case may be.

Section 2.23

Illegality.  If any Lender determines that any law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain or fund Loans whose interest is determined by reference to the LIBO Rate, or to determine or charge interest rates based upon the LIBO Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (i) any obligation of such Lender to make or continue Eurodollar Loans or to convert ABR Loans to Eurodollar Loans shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining ABR Loans the interest rate on which is determined by reference to the LIBO Rate component of the Alternate Base Rate, the interest rate on which ABR Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the LIBO Rate component of the Alternate Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist.  Upon receipt of such notice, (x) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurodollar Loans of such Lender to ABR Loans (the interest rate on which ABR Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the LIBO Rate component of the Alternate Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such

Eurodollar Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the LIBO Rate, the Administrative Agent shall during the period of such suspension compute the Alternate Base Rate applicable to such Lender without reference to the LIBO Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the LIBO Rate.  Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Each of the Company and the Guarantor (as to itself) represents and warrants to the Lenders that:

Section 3.01

Organization; Powers.  Each of the Company and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

Section 3.02

Authorization; Enforceability.  The Transactions are within the powers of the Borrowers and the Guarantor and have been duly authorized by all necessary actions by the directors or trustees thereof.  This Agreement has been duly executed and delivered by each of the Borrowers and the Guarantor, as the case may be, and constitutes a legal, valid and binding obligation of the Borrowers and the Guarantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 3.03

Governmental Approvals; No Conflicts.  The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made or will have been obtained or made by the Closing Date and are in full force and effect, (b) will not violate in any material respect any applicable law or regulation, (c) will not violate the charter, by-laws or other organizational documents of the Company or any of its Subsidiaries or any order of any Governmental Authority, (d) will not violate or result in a default under any material indenture, agreement or other instrument binding upon the Company or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Company or any of its Subsidiaries, and (e) will not result in the creation or imposition of any material Lien on any asset of the Company or any of its Subsidiaries.

Section 3.04

Financial Condition; No Material Adverse Effect.

(a)

The Company has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, beneficial interests and cash flows (i) as of and for the fiscal years ended 2011, 2012 and 2013, reported on by Deloitte & Touche LLP, independent public accountants, and (ii) as of and for the fiscal quarters and the portion of the fiscal year ended January 31, 2014, April 30, 2014, and July 31, 2014, certified by its principal accounting officer.  Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Company and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.  The Company and its Subsidiaries do not have any material Guarantees, contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the most recent financial statements referred to in this paragraph.

(b)

Since October 31, 2013, there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

Section 3.05

Properties.

(a)

Each of the Company and its Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for any defects in title that do not interfere with its ability to conduct business as now conducted or to use such properties for their intended purposes and none of such property is subject to any Lien except as permitted by Section 6.03.

(b)

Each of the Company and its Subsidiaries owns, or is licensed to use, all material trademarks, tradenames, copyrights, patents and other intellectual property necessary for the conduct of their respective businesses as now conducted, subject to such limitations on the use thereof, or the rights to use same, that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

Section 3.06

Litigation and Environmental Matters.

(a)

Except for the Disclosed Matters, there are no actions, suits or proceedings, or, to the knowledge of any Borrower, investigations, by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Borrower, threatened against or affecting the Company or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that relate specifically to this Agreement or the Transactions.

(b)

Except with respect to any matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, to each Borrower’s knowledge neither the Company nor any of its Subsidiaries (i) has failed to comply in any material respect with any Environmental Law or to obtain, maintain or comply with any material permit, license or other approval required under any Environmental Law, (ii) has become subject to any material Environmental Liability, (iii) has received notice of any claim with respect to any material Environmental Liability or (iv) knows of any basis for any material Environmental Liability.

(c)

Since the Closing Date, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

Section 3.07

Compliance with Laws and Agreements.  Each of the Company and its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments (including any material investment advisory or management agreements) binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

Section 3.08

Investment Company Status.

(a)

Neither the Company nor any of its Subsidiaries is an “investment company”, or a borrower “controlled” by an “investment company”, each as defined in, or subject to regulation under, the Investment Company Act of 1940.  Except for the Persons listed on Schedule 3.08 and other than net capital and other requirements imposed on registered broker-dealers, neither the Company nor any of its Subsidiaries is subject to any regulation under any Requirement of Law (other than Regulation X of the Board) that limits its ability to incur Indebtedness.

(b)

The Company and each Subsidiary of the Company which is engaged in investment advisory or investment management activities is, and at all times will be, duly registered as an investment adviser as and to the extent required under the Investment Advisers Act of 1940, as amended; and each Subsidiary of the Company which is engaged in broker-dealer business is, and at all times will be, duly registered as a broker-dealer as and to the extent required under the Securities Exchange Act of 1934, as amended, and, as and to the extent required, is, and at all times will be, a member in good standing of the Financial Industry Regulatory Authority, Inc.

Section 3.09

Taxes.  Each of the Company and its Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed or has requested extensions thereof and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Company or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

Section 3.10

ERISA.  No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect.  The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Accounting Standards Codification Topic 715-30) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $5,000,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Accounting Standards Codification Topic 715-30) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $10,000,000 the fair market value of the assets of all such underfunded Plans.

Section 3.11

Disclosure.  The Borrowers have disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.  None of the reports, financial statements, certificates or other information furnished by or on behalf of the Borrowers to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrowers represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

Section 3.12

No Default.  As of the Closing Date, neither the Company nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect that could reasonably be expected to have a Material Adverse Effect.  No Default or Event of Default has occurred and is continuing.

Section 3.13

Subsidiaries.  Schedule 3.13 sets forth the name and jurisdiction of incorporation or organization of each Subsidiary and, as to each such Subsidiary, the percentage of each class of Capital Stock owned directly or indirectly by the Company.  As of the Closing Date there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than between the Company and its Subsidiaries, stock options or restricted stock granted to employees or directors and directors’ qualifying shares) of any nature relating to any Capital Stock of the Company or any Subsidiary.

Section 3.14

Federal Regulations.  No part of the proceeds of any Loans will be used for “buying” or “carrying” any “margin stock” within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect in any manner that violates the provisions of the Regulations of the Board or for any other purpose that violates the provisions of the Regulations of the Board (including, in each case, Regulation T).  If requested by any Lender or the Administrative Agent, the Company will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1, as applicable, referred to in Regulation U.  No more than 25% of the consolidated assets of the Company and its Subsidiaries (excluding treasury shares) consist of “margin stock” under Regulation U as now and from time to time hereafter in effect.

Section 3.15

No Burdensome Restrictions.  No Requirement of Law or Contractual Obligation of the Company could reasonably be expected to have a Material Adverse Effect.

Section 3.16

Anti-Corruption Laws; Sanctions.  Neither the Company nor any Subsidiary is in violation, in any material respects, of any applicable law relating to anti-corruption or anti-money laundering (including the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 or other similar legislation in other jurisdictions) (collectively, “Anti-Corruption Laws”).  (i) Neither the Company nor any Subsidiary, nor any officer of the Company or any Subsidiary, nor, to the knowledge of the Company or any such Subsidiary, any director, employee, or agent of the Company or any Subsidiary, is a Person that is, or is owned or controlled by Persons that are (x) the subject or target of any Sanctions or (y) located, organized or resident of a country or territory that is, or whose government is, the subject of Sanctions (currently Cuba, Iran, North Korea, Sudan and Syria); and (ii) each Borrower and its Subsidiaries has implemented and maintains in effect policies and procedures designed to ensure compliance in all material respects by the Borrower and its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

ARTICLE IV
CONDITIONS

Section 4.01

Closing Date.  The obligations of the Lenders to make Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02):

(a)

The Existing Credit Agreement shall have been terminated and the Company shall have repaid all of the indebtedness, fees and other amounts owed thereunder.

(b)

The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or e-mail transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(c)

The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Closing Date) of a senior legal officer or special counsel of the Company and the Guarantor, substantially in the form of Exhibit D, and covering such other matters relating to the Company and the Guarantor, this Agreement or the Transactions as the Administrative Agent shall reasonably request.  The Company and the Guarantor hereby request such counsel to deliver such opinion.

(d)

The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Company and the Guarantor, the authorization of the Transactions and any other legal matters relating to the Company and Guarantor, this Agreement or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

(e)

The Administrative Agent shall have received a certificate, dated the Closing Date and signed by the President, a Vice President or a Financial Officer of the Company, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02.

(f)

The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Closing Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Company hereunder.

(g)

All governmental and third party approvals necessary in connection with the continuing operations of the Company and its Subsidiaries and the transactions contemplated hereby shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the financing contemplated hereby.

(h)

The Lenders shall have received (i) audited consolidated financial statements of the Company for the 2011, 2012 and 2013 fiscal years and (ii) unaudited interim consolidated financial statements of the Company for each fiscal quarterly period ended subsequent to the date of the latest applicable financial statements delivered pursuant to clause (i) of this paragraph as to which such financial statements are available, and such financial statements shall not, in the reasonable judgment of the Lenders, reflect any material adverse change in the consolidated financial condition of the Company, as reflected in any financial statements previously delivered thereto.

(i)

The Administrative Agent shall have received from the Borrowers all documentation and other information requested by the Administrative Agent and the Lenders that is required to satisfy applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act.

The Administrative Agent shall notify the Company and the Lenders of the Closing Date in writing, and such notice shall be conclusive and binding.  Notwithstanding the foregoing, the obligations of the Lenders to make Loans hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 10.02) at or prior to 5:00 p.m., New York City time, on October 21, 2014 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

Section 4.02

Each Credit Event.  The obligation of each Lender to make a Loan on the occasion of any Borrowing (including, without limitation, its initial Loan) is subject to the satisfaction of the following conditions:

(a)

The representations and warranties of the Borrowers set forth in this Agreement shall be true and correct in all material respects on and as of the date of such Borrowing; except for any representation and warranty made as of an earlier date, which representation and warranty shall be true in all material respects on such earlier date.

(b)

At the time of and immediately after giving effect to such Borrowing, no Default shall have occurred and be continuing.

Each Borrowing and any increase of the aggregate Commitments pursuant to Section 2.19 shall be deemed to constitute a representation and warranty by the Borrowers on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section 4.02.

ARTICLE V
AFFIRMATIVE COVENANTS

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, the Company covenants and agrees with the Lenders that:

Section 5.01

Financial Statements and Other Information.  The Company will furnish to the Administrative Agent and each Lender:

(a)

within 90 days after the end of each fiscal year of the Company, the audited consolidated balance sheet of the Company and its Subsidiaries and the related audited consolidated statements of income, of beneficial interests and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, by Deloitte & Touche LLP or other independent certified public accountants of nationally recognized standing (it being agreed that the furnishing of the Company’s Annual Report on Form 10-K for such year, as filed with the Securities and Exchange Commission, will satisfy the Company’s obligation under this Section 5.01(a) with respect to such year except with respect to the requirement that such financial statements be reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit);

(b)

within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, the unaudited consolidated balance sheet of the Company and its Subsidiaries, and the related unaudited consolidated statements of income, beneficial interests and cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by an officer of the Company as being fairly stated in all material respects (subject to normal year-end audit adjustments) (it being agreed that the furnishing of the Company’s Quarterly Report on Form 10-Q for such quarter, as filed with the Securities and Exchange Commission, will satisfy the Company’s obligations under this Section 5.01(b) with respect to such quarter);

(c)

concurrently with any delivery of statements under clause (a) or (b) above, a certificate of a Financial Officer of the Company (i) certifying as to whether an Event of Default has occurred and, if an Event of Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.01 and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

(d)

promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Company or any Subsidiary, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender may reasonably request; and

(e)

promptly following receipt thereof, copies of any documents described in Section 101(k) or 101(1) of ERISA that the Company or any ERISA Affiliate may request with respect to any Multiemployer Plan; provided, that if the Company or relevant ERISA Affiliate have not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plan, then, upon reasonable request of the Administrative Agent, the Company or the relevant ERISA Affiliate, as applicable, shall promptly make a request for such documents or notices from such administrator or sponsor and the Company shall provide copies of such documents and notices to the Administrative Agent promptly after receipt thereof.

Any financial statement or other document required to be delivered pursuant to clause (a) or (b) of this Section 5.01 may be delivered by posting such financial statement or other document on its website and, if so delivered, will be deemed to have been delivered on the date on which the Company posts such financial statement or other document on www.eatonvance.com; provided that the Company shall give prompt notice of any such posting to the Administrative Agent (who shall then give prompt notice of any such posting to the Lenders).  Notwithstanding the foregoing, the Company shall deliver paper copies of any financial statement or other document referred to in this Section 5.01 to the Administrative Agent if the Administrative Agent or any Lender requests the Company to deliver such paper copies until written notice to cease delivering such paper copies is given by the Administrative Agent or such Lender as the case may be.

Section 5.02

Notices of Material Events.  The Company will furnish to the Administrative Agent and each Lender prompt written notice of the following:

(a)

the occurrence of any Event of Default;

(b)

the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Company or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

(c)

the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Company and its ERISA Affiliates in an aggregate amount exceeding $5,000,000;

(d)

any suspension or termination of the registration of any Subsidiary as an investment adviser under the Investment Advisers Act of 1940, as amended, or any cancellation or expiration without renewal of any material investment advisory agreement or similar contract to which any Subsidiary is a party, in the case of any such cancellation or expiration where the same could reasonably be determined to have a Material Adverse Effect; and

(e)

any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section 5.02 shall be accompanied by a statement of a Financial Officer or other executive officer of the Company setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

Section 5.03

Existence; Conduct of Business.  The Company will, and will cause each of its Subsidiaries to, (a) do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.04, and (b) comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.04

Payment of Obligations.  The Company will, and will cause each of its Subsidiaries to, pay its obligations, including Tax liabilities, that, if not paid, could result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Company or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

Section 5.05

Maintenance of Properties; Insurance.  The Company will, and will cause each of its Subsidiaries to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.

Section 5.06

Books and Records; Inspection Rights.  The Company will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities.  The Company will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its Financial Officers and independent accountants, all at such reasonable times and as often as reasonably requested.

Section 5.07

Compliance with Laws.  The Company will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property and maintain all registrations and memberships with any Governmental Authority, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

Section 5.08

Use of Proceeds.  The proceeds of the Loans will be used (i) to finance the working capital needs of the Company and its Subsidiaries and for general corporate purposes, (ii) to repay indebtedness, fees and other amounts owed under the Existing Credit Agreement, and (iii) to consummate Permitted Acquisitions.  No part of the proceeds of any Loan will be used (x) for any purpose that would result in a violation, by any Person party hereto or any Subsidiary of the Company, of any of the Regulations of the Board, including Regulations T, U and X, (y) directly or, to the knowledge of the Company and the Subsidiaries, indirectly to fund any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by the Company or any Subsidiary of the Company of Sanctions or (z) directly or, to the knowledge of the Company and its Subsidiaries, indirectly, to lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws.

Section 5.09

Environmental Laws.  The Company will, and will cause each of its Subsidiaries to, (a) comply in all material respects with all applicable Environmental Laws, and obtain and comply in all material respects with and maintain any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, and (b) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws, except in each case to the extent that non-compliance therewith could not reasonably be expected to result in a Material Adverse Effect.

Section 5.10

Sanctions, Patriot Act Compliance.  The Company will, and will cause each Subsidiary to, (i) refrain from doing business with any Person that is, or, to the knowledge of the Company and the Subsidiaries, is owned or controlled by Persons that are, the subject of Sanctions or located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions, (ii) maintain and enforce policies and procedures with respect to itself and its Subsidiaries designed to ensure compliance in all material respects with applicable Sanctions and Anti-Corruption Laws and (iii) provide such information and take such actions as are reasonably requested by the Administrative Agent or any Lender in order to assist the Administrative Agent and the Lenders in maintaining compliance with the Patriot Act.

ARTICLE VI
NEGATIVE COVENANTS

Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full, the Company covenants and agrees with the Lenders that:

Section 6.01

Financial Condition Covenants.

(a)

Consolidated Leverage Ratio.  The Company shall not permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Company to equal or exceed the ratio of 3.00:1.00.

(b)

Consolidated Interest Coverage Ratio. The Company shall not permit the Consolidated Interest Coverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Company to equal or be less than the ratio of 4.00:1.00.

Section 6.02

Indebtedness.  The Company will not permit any Subsidiary that is not a Borrower to create, incur, assume or permit to exist any Indebtedness, except:

(a)

Indebtedness created under this Agreement;

(b)

Indebtedness existing on the date hereof and, to the extent in excess of $10,000,000 individually, set forth in Schedule 6.02;

(c)

Indebtedness of any Subsidiary to the Company or any other Subsidiary;

(d)

Guarantees by any Subsidiary that has guaranteed the Borrower Obligations (pursuant to documentation in form and substance satisfactory to the Administrative Agent) of Indebtedness of the Company or any other Subsidiary;

(e)

Indebtedness of any Subsidiary incurred to finance the acquisition, lease, construction, repair, maintenance, replacement or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that (i) such Indebtedness is incurred prior to or within 180 days after such acquisition, lease or the completion of such construction, repair, maintenance, replacement or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this clause (e) shall not exceed $50,000,000 at any time outstanding;

(f)

Indebtedness of any Person that becomes a Subsidiary after the date hereof; provided that such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary;

(g)

Indebtedness of any Subsidiary as an account party in respect of trade letters of credit, bank guarantees or similar instruments issued or incurred in the ordinary course of business, including in respect of card obligations or any overdraft and related liabilities arising from treasury, depository and cash management services or any automated clearing house transfers, workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement-type obligations regarding workers compensation claims;

(h)

Indebtedness in the form of reimbursements owed to officers, directors, consultants and employees in the ordinary course of business;

(i)

(A) Indebtedness of any Subsidiary of the Company that has guaranteed the Borrower Obligations (pursuant to documentation in form and substance satisfactory to the Administrative Agent) incurred or issued to finance a Permitted Acquisition; and (B) Indebtedness of any other Subsidiary of the Company incurred or issued to finance a Permitted Acquisition in an aggregate principal amount for all such Indebtedness at any time outstanding under this clause (B) of up to $150,000,000;

(j)

Indebtedness in the form of earn-outs, purchase price adjustments, indemnification obligations or similar arrangements and other contingent payments in respect of

Permitted Acquisitions and dispositions not prohibited by Section 6.06 or 6.08 hereof (both before or after any liability associated therewith becomes fixed);

(k)

other unsecured Indebtedness of Subsidiaries that are not Loan Parties in an aggregate principal amount not exceeding $25,000,000 at any time outstanding;

(l)

other unsecured indebtedness of Loan Parties; provided that after giving effect to such Indebtedness (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Company shall be in compliance, on a pro forma basis, with the financial covenants set forth in Section 6.01 as of the end of the most recent fiscal quarter of the Company;

(m)

Indebtedness assumed in connection with any refinancings, refundings, renewals or extensions of any Indebtedness permitted by this Section 6.02 (other than pursuant to Section 6.02(a) or 6.02(b)) without increasing, or shortening the maturity of, the principal amount thereof; provided that any refinancings, refundings, renewals or extensions of any Indebtedness incurred pursuant to clause (l) of this Section 6.02 shall be unsecured; provided further that no refinancings, refundings, renewals or extensions of any Indebtedness incurred pursuant to clause (e), (i) or (k) of this Section 6.02 shall be permitted under this clause (m); and

(n)

Indebtedness in respect of Derivatives Transactions or Hedging Agreements entered into in the ordinary course of business.

Each category of Indebtedness (other than Indebtedness under this Agreement which shall at all times be deemed to be outstanding pursuant to clause (a)) set forth above shall be deemed to be cumulative and for purposes of determining compliance with this Section 6.02, in the event that an item of Indebtedness (or any portion thereof) at any time meets the criteria of more than one of the categories described above, the Company, in its sole discretion, may classify or reclassify (or later divide, classify or reclassify) such item of Indebtedness (or any portion thereof) and shall only be required to include the amount and type of such Indebtedness in one of the above clauses.

Section 6.03

Liens.  The Company will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except (Liens described below, “Permitted Liens”):

(a)

Permitted Encumbrances;

(b)

Liens on any property or asset of (i) any Loan Party in favor of any other Loan Party and (ii) any Subsidiary that is not a Loan Party in favor of the Company or any other Subsidiary;

(c)

any Lien on any property or asset of the Company or any Subsidiary existing on the date hereof and, to the extent securing an obligation in an amount in excess of $10,000,000, set forth in Schedule 6.03; provided that (i) such Lien shall not apply to any other property or asset of the Company or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof and any refinancings, refundings, renewals or extensions thereof permitted by Section 6.02(m);

(d)

any Lien existing on any property or asset prior to the acquisition thereof by the Company or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Company or any Subsidiary other than (A) improvements and after-acquired property that is affixed or incorporated into the property covered by such Lien, and (B) proceeds and products thereof, and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and any refinancings, refundings, renewals or extensions thereof permitted by Section 6.02(m);

(e)

Liens on real or personal property, plant and equipment acquired, leased, constructed, repaired, maintained, replaced, installed or improved by the Company or any Subsidiary; provided that (i) such security interests secure Indebtedness permitted by clause (e) of Section 6.02 and any refinancings, refundings, renewals or extensions thereof permitted by clause (m) of Section 6.02, (ii) such security interests and the Indebtedness secured thereby, other than any refinancings, refundings, renewals or extensions thereof permitted by clause (m) of Section 6.02, are incurred prior to or within 180 days after such acquisition or lease or the completion of such construction, repair, maintenance or replacement or installation or improvement, (iii) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such property, plant and equipment and (iv) such security interests shall not apply to any other property or assets of the Company or any Subsidiary; provided further that individual financings of equipment provided by one lender may be cross-collateralized to other financings of equipment provided by such lender;

(f)

any Lien on any property or asset of the Company or any Subsidiary provided for in any Derivatives Transactions or Hedging Agreements;

(g)

any restriction or encumbrance with respect to the pledge or transfer of the equity interests of a joint venture; and

(h)

Liens not otherwise permitted by this Section 6.03; provided that a Lien shall be permitted to be incurred pursuant to this clause (h) only if at the time such Lien is incurred the aggregate principal amount of the obligations secured at such time (including such Lien) by Liens outstanding pursuant to this clause (h) would not exceed $50,000,000.

Section 6.04

Fundamental Changes.

(a)

The Company will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets, or all or substantially all of the Capital Stock of any of its Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that if, at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, then (i) any other Person, including a Subsidiary, may merge into the Company in a transaction in which the Company is the surviving Person, (ii) any

Subsidiary may merge into any other Subsidiary in a transaction in which the surviving entity is a Subsidiary, (iii) any Subsidiary may sell, transfer, lease or otherwise dispose of its assets to the Company or to another Subsidiary, (iv) any Subsidiary may liquidate or dissolve if the Company determines in good faith that such liquidation or dissolution is in the best interests of the Company and could not reasonably be expected to have a Material Adverse Effect, and (v) the Company may merge into or consolidate with another Person in a transaction in which such other Person is the surviving entity if such other Person is organized and validly existing under the laws of the United States or any State thereof and by operation of law or otherwise assumes all obligations of the Company hereunder and such assumption is evidenced by an opinion of counsel to such other Person satisfactory in form and substance to the Administrative Agent in its reasonable discretion; provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.05.  In the event of any merger or consolidation involving the Guarantor, or in the event of any sale, transfer or other disposition by the Guarantor of all or substantially all of its assets, in either case as permitted above in this Section 6.04(a), the surviving Person of such merger or consolidation (if the surviving Person is not the Guarantor) or the transferee of all or substantially all of the assets of the Guarantor, as the case may be, shall expressly assume all of the obligations, duties and liabilities of the Guarantor hereunder in a manner reasonably satisfactory to the Administrative Agent; and, no such merger or consolidation, and no such sale, transfer or other disposition, shall be permitted hereunder in the absence of such an assumption.

(b)

The Company will not, and will not permit any of its Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Company and its Subsidiaries on the date of execution of this Agreement and businesses reasonably related thereto.

Section 6.05

Acquisitions.  The Company will not, and will not permit any of its Subsidiaries to purchase or otherwise acquire (in one transaction or a series of transactions) any other Person or assets of any other Person constituting a business unit, except pursuant to a Permitted Acquisition.

Section 6.06

Transactions with Affiliates.  The Company will not, and will not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Company or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among the Company and its Subsidiaries not involving any other Affiliate and, (c) so long as no Event of Default under clauses (a), (h), (i) or (j) of Article VII shall have occurred and be continuing, the payment of customary compensation and benefits and reimbursements of out-of-pocket costs to, and the provision of indemnity on behalf of, directors, officers, consultants and employees of the Company or any Subsidiary and employment, incentive, benefit, consulting and severance arrangements entered into in the ordinary course of business with officers, directors, consultants and employees of the Company or its Subsidiaries; provided that during any period that the Company is a public company regulated by, and required to file regular periodic reports with, the Securities and Exchange Commission, any compensation paid to any director or executive officer of the Company or any Subsidiary which has been specifically approved by the Board of Directors of the Company (or by the Compensation Committee of the Board of Directors of the Company or other committee responsible for such approval) during such period will be deemed to be customary and entered into in the ordinary course of business for purposes of this clause (c), (d) transactions with joint venture partners entered into in the ordinary course of business, (e) loans and advances to officers, directors, consultants and employees in the ordinary course of business, and (f) any transaction expressly permitted by Sections 6.02(c), 6.02(d), 6.02(h) and 6.04.

Section 6.07

Changes in Fiscal Periods.  The Company will not permit the fiscal year of the Company to end on a day other than the last Business Day closest to October 31 or change the Company’s method of determining fiscal quarters.

Section 6.08

Limitation on Sale of Assets.  The Company will not, and will not permit any of its Subsidiaries to, dispose of any of its property or business (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary’s Capital Stock to any Person, except:

(a)

dispositions permitted by Section 6.04;

(b)

transactions permitted by Section 6.05;

(c)

the sale or issuance of any Subsidiary’s Capital Stock to the Company or any wholly-owned Subsidiary;

(d)

any sale, transfer or lease, sublease, license or sublicense, in each case in the ordinary course of business or other disposition by the Company or any Subsidiary in the ordinary course of business;

(e)

dispositions of property or assets to the Company or to a Subsidiary;

(f)

dispositions of investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements;

(g)

sale and leasebacks of properties acquired following the Closing Date within 180 days of the acquisition thereof; provided that any resulting Capital Lease Obligations are permitted under Section 6.02; and

(h)

any sale, transfer or lease or other disposition by the Company or any Subsidiary not in the ordinary course of business having a fair market value not to exceed $125,000,000 in the aggregate for the Company or any Subsidiary.

ARTICLE VII
EVENTS OF DEFAULT

If any of the following events (“Events of Default”) shall occur:

(a)

any Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b)

any Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article VII) payable under this Agreement, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five Business Days;

(c)

any representation or warranty made or, pursuant to Section 4.02 deemed made, by or on behalf of the Company or any Subsidiary in or in connection with this Agreement or any amendment or modification hereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any amendment or modification hereof, shall prove to have been materially incorrect or misleading when made or deemed made;

(d)

the Company shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, 5.03 (with respect to the Company’s or any other Loan Party’s existence) or the last sentence of 5.08 or in Article VI;

(e)

the Company shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b) or (d) of this Article VII), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent (given at the request of any Lender) to the Company;

(f)

the Company or any Subsidiary shall fail to make any payment (whether of principal or interest) in respect of any Material Indebtedness, when and as the same shall become due and payable;

(g)

any event or condition occurs that results in the acceleration of any Material Indebtedness prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

(h)

an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Company or any Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(i)

the Company or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article VII, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

(j)

the Company or any Subsidiary shall become unable, admit in writing or fail generally to pay its debts as they become due;

(k)

one or more uninsured judgments for the payment of money in an aggregate amount in excess of $50,000,000 shall be rendered against the Company, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed;

(l)

an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

(m)

a Change in Control shall occur;

(n)

the obligations of the Guarantor under Article VIII shall cease to be in full force and effect in any material respect or the Guarantor shall so assert; or

(o)

the joint and several obligations of the Company in respect of the Borrower Obligations of all Borrowers shall cease to be in full force and effect in any material respect or the Company shall so assert;

then, and in every such event (other than an event with respect to the Company described in clause (h) or (i) of this Article VII), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Company, take either or both of the following actions, at the same or different times:  (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; and in case of any event with respect to the Company described in clause (h) or (i) of this Article VII, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers.

ARTICLE VIII
THE GUARANTEE

Section 8.01

Guarantee.

(a)

The Guarantor hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrowers when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

(b)

Anything herein to the contrary notwithstanding, the maximum liability of the Guarantor hereunder shall in no event exceed the amount which can be guaranteed by the Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of subrogation and contribution established in Section 8.02).

(c)

The Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of the Guarantor hereunder without impairing the guarantee contained in this Article VIII or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

(d)

The guarantee contained in this Article VIII shall remain in full force and effect until all the Borrower Obligations and the obligations of the Guarantor under the guarantee contained in this Article VIII shall have been satisfied by payment in full and the Commitments shall have been terminated, notwithstanding that from time to time during the term of this Agreement a Borrower may be free from any Borrower Obligations.

(e)

No payment made by the Borrowers, the Guarantor, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Borrowers, the Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by the Guarantor in respect of the Borrower Obligations or any payment received or collected from the Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of the Guarantor hereunder until the Borrower Obligations are paid in full and the Commitments are terminated.  The provisions of Section 2.14 and 2.16 shall apply to the Guarantor under this Article VIII (with appropriate changes therein to refer to the Guarantor as necessary).

Section 8.02

No Subrogation.  Notwithstanding any payment made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by the Administrative Agent or any Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of the

Administrative Agent or any Lender against the Borrowers or any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Borrower Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrowers in respect of payments made by the Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Borrowers on account of the Borrower Obligations are paid in full and the Commitments are terminated.  If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Administrative Agent in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

Section 8.03

Amendments, etc. with Respect to the Borrower Obligations.  The Guarantor shall remain obligated hereunder notwithstanding that any of the following may occur, without notice to or further assent by the Guarantor, (i) any demand for payment of any of the Borrower Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Borrower Obligations continued, (ii) the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, (iii) this Agreement and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, or (iv) any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released.  Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Article VIII or any property subject thereto.

Section 8.04

Guarantee Absolute and Unconditional.  The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantee contained in this Article VIII or acceptance of the guarantee contained in this Article VIII; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Article VIII; and all dealings between the Borrowers and the Guarantor, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Article VIII.  The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrowers with respect to the Borrower Obligations, and any defense based on any illegality or lack of validity or enforceability of any Borrower Obligation, this Agreement or any related agreement or instrument.  The Guarantor understands and agrees that the guarantee contained in this Article VIII shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrowers or any other Person against the Administrative Agent or any Lender, or (b) any other circumstance whatsoever (with or without notice to or knowledge of the Borrowers or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrowers for the Borrower Obligations, or of the Guarantor under the guarantee contained in this Article VIII, in bankruptcy or in any other instance.  When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against the Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrowers or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrowers or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrowers or any other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against the Guarantor.  For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

Section 8.05

Reinstatement.  The guarantee contained in this Article VIII shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or the Guarantor or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

Section 8.06

Payments.  The Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in dollars at the office of the Administrative Agent.

ARTICLE IX
THE ADMINISTRATIVE AGENT

Except as provided below, each of the Lenders hereby irrevocably appoints Wells Fargo Bank, National Association to act on its behalf as the Administrative Agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.  The provisions of this Article IX are solely for the benefit of the Administrative Agent and the Lenders, and no Loan Party shall have rights as a third-party beneficiary of any of such provisions.  It is understood and agreed that the use of the term “agent” herein (or any similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied or express obligations arising under agency doctrine of any applicable law.  Instead, such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Company or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

The Administrative Agent shall not have any duties or obligations except those expressly set forth herein.  Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing by the Required Lenders or such other number or percentage of the Lenders as shall be expressly provided for herein (provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to hereto or to applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any law related to bankruptcy, insolvency or reorganization or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any law related to bankruptcy, insolvency or reorganization), and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity.  The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders or such other number or percentage of the Lenders as shall be necessary (or that the Administrative Agent shall believe in good faith to be necessary) under the circumstances provided for in Section 10.02 or Article VII or in the absence of its own gross negligence or willful misconduct.  The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Company or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made by any other Person in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered by any other Person hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness (other than its own due execution) or genuineness of this Agreement or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing reasonably believed by it to be genuine and to have been signed or sent by the proper Person.  The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon.  The Administrative Agent may consult with legal counsel (who may be counsel for the Company), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

The Administrative Agent may perform any and all its duties and exercise its rights and powers through Related Parties of the Administrative Agent.  The exculpatory provisions of the preceding paragraphs shall apply to the Related Parties of the Administrative Agent, and shall apply to their activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders and the Company.  Upon any such resignation, the Required Lenders shall have the right, in consultation with the Company, to appoint a successor.  If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may (but is not obligated to), on behalf of the Lenders, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank.  Whether or not a successor Administrative Agent has been appointed or accepted such appointment, such resignation shall become effective in accordance with the notice given for such resignation.  Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder.  The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor.  After the Administrative Agent’s resignation hereunder, the provisions of this Article IX and Section 10.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.

ARTICLE X
MISCELLANEOUS

Section 10.01

Notices.  Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:

(a)

if to the Company, to it at Eaton Vance Corp., Two International Place, Boston, MA 02110, Attention:  Treasurer (Facsimile No. (617) 672-1952); with a copy to the Chief Financial Officer (Facsimile No. (617) 672-1527 and Chief Legal Officer (Facsimile No. (617) 672-1566) of the Company.

(b)

if to the Administrative Agent, to Wells Fargo Bank, National Association, 1525 West W.T. Harris Blvd., Mail Code:  D1109-019, Charlotte, North Carolina  28262, Attention:  Syndication Agency Services (Facsimile No. (704) 590 2790), with a copy to Wells Fargo Bank, National Association, Y1375-080 One South Broad Street, Philadelphia, PA 19107, Attention of Grainne Pergolini (Facsimile No. (267) 321-7021); and

(c)

if to any other Lender, to it at its address (or facsimile number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.  All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

Section 10.02

Waivers; Amendments.

(a)

No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Administrative Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by the Borrowers therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 10.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time.

(b)

Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders or by the Borrowers and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the

Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.17(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) release the Guarantor from its Guarantee contained herein, without the written consent of each Lender, (vi) change any of the provisions of this Section 10.02(b) or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender or (vii) release the Company from its joint and several obligations in respect of the Borrower Obligations of all Borrowers, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent.

Section 10.03

Expenses; Indemnity; Damage Waiver.

(a)

The Borrowers shall pay (i) all reasonable, documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in amounts previously agreed to in writing and the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement or any amendments, modifications or waivers of the provisions hereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all out-of-pocket expenses incurred by the Administrative Agent or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section 10.03, or in connection with the Loans made, including in connection with any workout, restructuring or negotiations in respect thereof.

(b)

The Borrowers shall indemnify the Administrative Agent and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities, costs and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Company or any of its Subsidiaries, or any Environmental Liability related in any way to the Company or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities, costs or related expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

(c)

To the extent that the Borrowers fail to pay any amount required to be paid by it to the Administrative Agent under paragraph (a) or (b) of this Section 10.03, each Lender severally agrees to pay to the Administrative Agent such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such.

(d)

To the extent permitted by applicable law, the Borrowers shall not assert, and hereby waive, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of the proceeds thereof.  No Indemnitee referred to in paragraph (b) of this Section 10.03 shall be liable for any damages, other than for damages that are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or any agreement or instrument contemplated hereby or the transactions contemplated hereby or thereby.

(e)

All amounts due under this Section 10.03 shall be payable not later than 30 days after written demand therefor accompanied by documentation reasonably describing the basis for such amounts.

Section 10.04

Successors and Assigns.

(a)

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrowers may not assign or otherwise transfer any of their rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrowers without such consent shall be null and void).  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)

Any Lender may assign to one or more assignees (other than a natural person or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (i) except in the case of an assignment to a Lender or an Affiliate of a Lender, each of the Administrative

Borrower and the Administrative Agent must give their prior written consent to such assignment, which consent shall not be unreasonably withheld (it being agreed the Administrative Borrower shall be deemed to have consented to any assignment to which it has not objected in writing within five Business Days after receipt of notice thereof), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment, and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) shall not be less than $5,000,000 unless each of the Administrative Borrower and the Administrative Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500 (the obligation to pay such fee to be shared equally by the assignor and assignee), and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; provided further that any consent of the Administrative Borrower otherwise required under this paragraph shall not be required if an Event of Default under clauses (a), (h) or (i) of Article VII has occurred and is continuing.  Upon acceptance and recording pursuant to paragraph (d) of this Section 10.04, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 2.14, 2.15, 2.16 and 10.03).  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section 10.04.

(c)

The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.

(d)

Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section 10.04 and any written consent to such assignment required by paragraph (b) of this Section 10.04, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register.  No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph (d).

(e)

Any Lender may, without the consent of the Borrowers or the Administrative Agent, sell participations to one or more banks or other entities (other than a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person) (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.02(b) that affects such Participant. The Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 (subject to the requirements and limitations therein, including the requirements under Section 2.16(f) (it being understood that the documentation required under Section 2.16(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 10.04; provided that such Participant (i) agrees to be subject to the provisions of Sections 2.14 and 2.16 as if it were an assignee under paragraph (b) of this Section 10.04 and (ii) shall not be entitled to receive any greater payment under Sections 2.14 or 2.16, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from an adoption of or any Change in Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank made subsequent to the date hereof that occurs after the Participant acquired the applicable participation.  Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under this Agreement) except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.  For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(f)

Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation (i) any such pledge or assignment to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and (ii) in the case of any Lender that is a Fund, any pledge or assignment of all or any portion of such Lender’s rights under this Agreement to any holders of obligations owed, or securities issued, by such Lender as security for such obligations or securities, or to any trustee for, or any other representative of such holders and this Section 10.04(f) shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto.

Section 10.05

Survival.  All covenants, agreements, representations and warranties made by the Borrowers herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated.  The provisions of Sections 2.14, 2.15, 2.16 and 10.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

Section 10.06

Counterparts; Integration; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic format (e.g., “PDF” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 10.07

Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 10.08

Right of Setoff.  If an Event of Default shall have occurred and be continuing, each Lender and each Affiliate thereof is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Lender or any such Affiliate to or for the credit or the account of the Borrowers against any of and all the obligations of the Borrowers now or hereafter existing under this Agreement held by such Lender or any Affiliate thereof, irrespective of whether or not such Lender or any Affiliate thereof shall have made any demand under this Agreement and although such obligations may be unmatured.  The rights of each Lender under this Section 10.08 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

Section 10.09

Governing Law; Jurisdiction; Consent to Service of Process.

(a)

This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b)

Each of the Borrowers and the Guarantor hereby irrevocably and unconditionally submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts of the State of New York sitting in New York county, the courts of the United States for the Southern District of New York, and appellate courts from any thereof.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Company or its properties in the courts of any jurisdiction.

(c)

Each of the Borrowers and the Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section 10.09.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)

Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.01.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 10.10

WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD

NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.10.

Section 10.11

Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 10.12

Confidentiality.

(a)

The Borrowers acknowledge that from time to time financial advisory, investment banking and other services may be offered or provided to the Company or one or more of its Subsidiaries (in connection with this Agreement or otherwise) by any Lender or by one or more subsidiaries or affiliates of such Lender and the Borrowers hereby authorize each Lender, subject to applicable federal or state securities laws, to share any information delivered to such Lender by the Company and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, to any such subsidiary or affiliate.  Such authorization shall survive the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

(b)

Notwithstanding anything to the contrary herein, neither the Lenders nor the Administrative Agent may disclose to any Person any information that constitutes material non-public information regarding the Company or its securities for purposes of Regulation FD of the Securities and Exchange Commission or any other federal or state securities laws (it being acknowledged and agreed that the provisions of this Section 10.12 with respect to such information are reasonably necessary to comply with Regulation FD and/or such other federal and state securities laws) (such information referred to collectively herein as the “Company Information”), except that the Administrative Agent and each of the Lenders may disclose Company Information (i) to its and its affiliates’ officers, employees, counsel and agents (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Company Information and instructed to keep such Company Information confidential), (ii) to the extent requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iv) to any other party to this Agreement, (v) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this paragraph, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or to any direct or indirect contractual counterparties or prospective contractual counterparties in swap agreements or such contractual counterparties’ professional advisors, (vii) on a confidential basis to (A) any rating agency in connection with rating the Company or any Subsidiary or (B) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers, (viii) to the extent such Company Information (A) is or becomes generally available to the public on a non-confidential basis through no fault or action by any of the Lenders or the Administrative Agent, or (B) is or becomes available to such Lenders or the Administrative Agent on a nonconfidential basis from a source other than the Company and (ix) with the consent of the Company.  In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of this Agreement, the documents contemplated hereby and the Commitments.

Section 10.13

Interest Rate Limitation.  Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section 10.13 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

Section 10.14

Additional Borrowers.  The Company may, upon 10 Business Days’ prior written notice to the Administrative Agent and the Lenders, designate any wholly-owned Subsidiary that is organized under the laws of the United States, any state thereof or the District of Columbia as an additional Borrower under the Commitments (an “Additional Borrower”).  Such Subsidiary shall become an Additional Borrower and a party to this Agreement upon the receipt by the Administrative Agent (and each Lender, in the case of the following clause (iv) only) of (i) a joinder agreement, in form and substance reasonably satisfactory to the Administrative Agent, executed by such Subsidiary and the Company, (ii) an acknowledgement and confirmation by the Guarantor of its guarantee in respect of the Borrower Obligations of such Subsidiary, (iii) corporate or other applicable resolutions, other corporate or other applicable documents, certificates and legal opinions in respect of such Subsidiary as the Administrative Agent may reasonably request and (iv) such other documents or information with respect thereto (including all documentation and other information required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001))) (the “Patriot Act”) as the Administrative Agent or any Lender may reasonably request.  The Company and any Additional Borrowers hereunder shall be jointly and severally, unconditionally and irrevocably, liable for the prompt and complete payment and performance of the Borrower Obligations.  The Company and any Additional Borrowers each acknowledges and agrees that the provisions of Article VIII applicable to the Guarantor shall apply to each Borrower, mutatis mutandis, with respect to the Borrower Obligations of the other Borrowers.

Section 10.15

USA Patriot Act.  Each Lender hereby notifies the Borrowers that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of the Borrowers and other information that will allow such Lender to identify the Borrowers in accordance with the Patriot Act.

Section 10.16

No Fiduciary or Advisory Responsibility.  In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any document contemplated hereby), each of the Borrowers and the Guarantor acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the arrangers and the Lenders are arm’s-length commercial transactions between the Borrowers, the Guarantor and their respective Affiliates, on the one hand, and the Administrative Agent, the arrangers and the Lenders, on the other hand, (B) each of the Borrowers and the Guarantor has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each of the Borrowers and the Guarantor is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the documents contemplated hereby; (ii) (A) the Administrative Agent, the arrangers and each Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrowers, the Guarantor or any of their respective Affiliates, or any other Person and (B) neither the Administrative Agent, the arrangers nor any Lender has any obligation to the Borrowers, the Guarantor or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the documents contemplated hereby; and (iii) the Administrative Agent, the arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrowers, the Guarantor and their respective Affiliates, and neither the Administrative Agent, the arrangers nor any Lender has any obligation to disclose any of such interests to the Borrowers, the Guarantor or any of their respective Affiliates.  To the fullest extent permitted by law, each of the Borrowers and the Guarantor hereby waives and releases any claims that it may have against the Administrative Agent, the arrangers or any Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

EATON VANCE CORP.

By:

/s/ Laurie G. Hylton

Name:

Laurie G. Hylton

Title:

Vice President and Chief Financial Officer

EATON VANCE MANAGEMENT

By:

/s/ Laurie G. Hylton

Name:

Laurie G. Hylton

Title:

Vice President and Treasurer

Signature Page to Credit Agreement
Eaton Vance Corp.

WELLS FARGO BANK, NATIONAL ASSOCIATION,as Administrative Agent and a Lender

By:

/s/ Grainne M. Pergolini

Name:

Grainne M. Pergolini

Title:

Director

Signature Page to Credit Agreement
Eaton Vance Corp.

CITIBANK, N.A., individually as a Lender and as Syndication Agent

By:

/s/ Michael Vondriska

Name:

Michael Vondriska

Title:

Vice President

Signature Page to Credit Agreement
Eaton Vance Corp.

BANK OF AMERICA, N.A., as a Lender

By:

/s/ Dominic Malleo

Name:

Dominic Malleo

Title:

Director

Signature Page to Credit Agreement
Eaton Vance Corp.

Credit Suisse, AG Cayman, Islands Branch, as a Lender

By:

/s/ Doreen Barr

Name:

Doreen Barr

Title:

Authorized Signatory

By:

/s/ Lingzi Huang

Name:

Lingzi Huang

Title:

Authorized Signatory

Signature Page to Credit Agreement
Eaton Vance Corp.

MORGAN STANLEY BANK, N.A., individually as a Lender

By:

/s/ Michael King

Name:

Michael King

Title:

Authorized Signatory

Signature Page to Credit Agreement
Eaton Vance Corp.

STATE STREET BANK & TRUST COMPANY, as a Lender

By:

/s/ Mary H. Carey

Name:

Mary H. Carey

Title:

Vice President

Signature Page to Credit Agreement
Eaton Vance Corp.

THE BANK OF NEW YORK MELLON, individually as a Lender

By:

/s/ Joanne Carey

Name:

Joanne Carey

Title:

Vice President

Signature Page to Credit Agreement
Eaton Vance Corp.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., individually as a Lender

By:

/s/ O. Cortez

Name:

O. Cortez

Title:

Vice President

Signature Page to Credit Agreement
Eaton Vance Corp.

PNC BANK, NATIONAL ASSOCIATION, individually as a Lender

By:

/s/ Cara Gentile

Name:

Cara Gentile

Title:

SVP

Signature Page to Credit Agreement
Eaton Vance Corp.

THE ROYAL BANK OF CANADA, individually as a Lender

By:

/s/ Greg DeRise

Name:

Greg DeRise

Title:

Authorized Signatory

Signature Page to Credit Agreement
Eaton Vance Corp.

Annex A

PRICING GRID

	Level 1	Level 2	Level 3	Level 4	Level 5
Rating:	A+/A1 or higher	A/A2	A-/A3	BBB+/Baa1	BBB/Baa2 or lower
ABR Loans’ Applicable Margin	0.000%	0.000%	0.000%	0.100%	0.300%
Eurodollar Loans’ Applicable Margin	0.795%	0.900%	1.000%	1.100%	1.300%
Facility Fee Rate	0.080%	0.100%	0.125%	0.150%	0.200%

For purposes of determining the Applicable Margins or the Facility Fee Rates, (i) as long as the Guarantor is serving as a guarantor, the Applicable Margins and Facility Fee Rates shall be based on the ratings of the Company and Guarantor, and the one with the higher ratings shall be applicable, (ii) in the event that more than one Level is applicable due to different ratings by Moody’s and S&P, then the higher of such ratings shall determine the Applicable Level, (iii) if Moody’s or S&P shall not have in effect a rating because such rating agency shall no longer be in the business of rating corporate debt obligations, then such rating agency will be deemed to have established a rating one rating level lower than the rating of either Moody’s or S&P, as the case may be, that remains in effect, (iv) in the event that the ratings are such that no Level shall be applicable (other than for the reason set forth in (iii) above), then Level 4 shall be deemed applicable, (v) the Applicable Margins and the Facility Fee Rates shall be subject to adjustment (upwards or downwards, as appropriate), effective as of the date on which S&P or Moody’s announces a rating change which results in a change in the Applicable Margins and the Facility Fee Rates.

Annex A

SCHEDULE 2.01

COMMITMENTS

Lender	Commitment
Wells Fargo Bank, National Association	$37,500,000
Citibank, N.A.	$37,500,000
Bank of America, N.A.	$30,000,000
Credit Suisse AG, Cayman Islands Branch	$30,000,000
Morgan Stanley Bank, N.A.	$30,000,000
State Street Bank and Trust Company	$30,000,000
The Bank of New York Mellon	$30,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$30,000,000
PNC Bank, National Association	$22,500,000
Royal Bank of Canada	$22,500,000
Total	$300,000,000

Schedule 2.01

SCHEDULE 3.06

DISCLOSED MATTERS

None

Schedule 3.06

SCHEDULE 3.08

INVESTMENT AND HOLDING COMPANY STATUS

Subsidiary	Regulator
Eaton Vance Advisers (Ireland) Limited (UCITS IV management company)	Central Bank of Ireland
Eaton Vance Distributors, Inc. (broker-dealer)	U.S. Securities and Exchange Commission Financial Industry Regulatory Authority
Eaton Vance Management International (Asia) Pte. Ltd. (capital markets service licensee)	Monetary Authority of Singapore
Eaton Vance Management (International) Limited (financial services company)	U.K. Financial Conduct Authority
Eaton Vance Trust Company (trust company)	State of Maine Bureau of Financial Services

Schedule 3.08

SCHEDULE 3.13

SUBSIDIARIES

Subsidiaries	Jurisdiction of Organization	Owner of Equity Interests in Subsidiary	Percentage Ownership Interest/ Class of Interests
Eaton Vance Acquisitions (Partnership)	Delaware	Eaton Vance Corp. Eaton Vance, Inc.	99.9%/Partnership Interests 0.10%/Partnership Interests
Eaton Vance Management (Business Trust).	Massachusetts	Eaton Vance Corp.	100%/Beneficial Interests
Eaton Vance, Inc. (Corporation)	Massachusetts	Eaton Vance Corp.	100%/Common Stock
Eaton Vance Distributors, Inc. (Corporation)	Massachusetts	Eaton Vance Corp.	100%/Common Stock
Boston Management and Research (Business Trust)	Massachusetts	Eaton Vance Management Eaton Vance Investment Counsel	99.9%/Beneficial Interests 0.10%/Beneficial Interests
Eaton Vance Investment Counsel (Business Trust)	Massachusetts	Eaton Vance Corp.	100%/Beneficial Interests
Atlanta Capital Management Company, LLC (Limited Liability Company)	Delaware	Eaton Vance Acquisitions	99.92%/Membership Interests
Fox Asset Management LLC (Limited Liability Company)	Delaware	Eaton Vance Acquisitions	100%/Membership Interests
Parametric Portfolio Associates LLC (Limited Liability Company)	Delaware	Eaton Vance Acquisitions	92.14%/Membership Interests
Parametric Risk Advisors LLC (Limited Liability Company)	Delaware	Parametric Portfolio Associates	100%/Membership Interests
Navigate Fund Solutions LLC (Limited Liability Company)	Delaware	Eaton Vance Corp.	100%/Membership Interests
Eaton Vance Real Estate Management (Business Trust)	Massachusetts	Eaton Vance Corp.	100%/Beneficial Interests
EVA Holdings, LLC (Limited Liability Company)	Delaware	Eaton Vance Acquisitions	100%/Membership Interests
Parametric Portfolio, L.P. (Limited Partnership)	Delaware	EVA Holdings, LLC	65.34%/Partnership Interests
Atlanta Capital, L.P. (Limited Partnership)	Delaware	EVA Holdings, LLC	100%/Partnership Interests
Eaton Vance Trust Company (Corporation)	Maine	Eaton Vance Corp.	100%/Common Stock

Schedule 3.13

Foreign Subsidiaries	Jurisdiction of Organization	Owner of Equity Interests in Subsidiary	Percentage Ownership Interest/ Class of Interests
Eaton Vance Advisers (Ireland) Limited (Limited Company)	Ireland	Eaton Vance Management	100%/Equity Interests
Eaton Vance Management Canada Ltd. (Limited Company)	Canada	Eaton Vance Management	100%/ Equity Interests
Eaton Vance Management International (Asia) Pte Ltd. (Private Company Limited by Shares)	Singapore	Eaton Vance Management (International) Limited	100%/Shares
Eaton Vance Management (International) Limited (Limited Company)	United Kingdom	Eaton Vance Management Eaton Vance, Inc.	98.04%/Equity Interests 1.96%/Equity Interests
Eaton Vance Australia Pty. Ltd. (Proprietary Limited Company)	Australia	Eaton Vance Management	100%/Equity Interests

Schedule 3.13

SCHEDULE 6.02

EXISTING INDEBTEDNESS

None

Schedule 6.02

SCHEDULE 6.03

EXISTING LIENS

None

Schedule 6.03

EXHIBIT A

FORM OF
ASSIGNMENT AND ACCEPTANCE

Reference is made to the Credit Agreement, dated as of October 21, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Eaton Vance Corp. (the “Company”), the Lenders party thereto and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

The Assignor identified on Schedule l hereto (the “Assignor”) and the Assignee identified on Schedule l hereto (the “Assignee”) agree as follows:

The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), (1) the interest described in Schedule 1 hereto in and to the Assignor’s rights and obligations under the Credit Agreement, including, without limitation, the amounts and percentages set forth below of (i) the Commitments of the Assignor on the Effective Date set forth below and (ii) the Loans owing to the Assignor which are outstanding on the Effective Date ((i) and (ii) above collectively referred to as the “Assigned Commitment”) and (2) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (1) above (the rights and obligations sold and assigned pursuant to clauses (1) and (2) above being referred to herein collectively as the “Assigned Interest”).

The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company, any of its Subsidiaries or any other obligor or the performance or observance by the Company, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches any promissory notes held by it evidencing the Assigned Commitment and (i) requests that the Administrative Agent, upon request by the Assignee, exchange the attached promissory notes for a new promissory note or notes payable to the Assignee and (ii) if the Assignor has retained any interest in the Assigned Commitment, requests that the Administrative Agent exchange the attached promissory notes for a new promissory note or notes payable to the Assignor, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).  The Assignor represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby.

The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 3.04 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; (e) represents and warrants that attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (f) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including its obligation pursuant to Section 2.16 of the Credit Agreement.

The effective date of this Assignment and Acceptance shall be the Effective Date of Assignment described in Schedule 1 hereto (the “Effective Date”).  Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to the Effective Date but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.  The Assignor and the Assignee shall make all appropriate adjustments in payments by the

Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

Schedule 1
to Assignment and Acceptance

Name of Assignor:  ________________________

Name of Assignee:  ________________________

Effective Date of Assignment:  ________________________

Commitment Assigned	Principal Amount Assigned	Commitment Percentage Assigned[1]
	$__________	__.________%

[Name of Assignee] By: Title:	[Name of Assignor] By: Title:
Accepted: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent By: Title:	Consented To: EATON VANCE CORP.[2] By: Title:

___________________________

1

Calculate the Commitment Percentage that is assigned to at least 15 decimal places and show as a percentage of the aggregate commitments of all Lenders.

2

The Borrower’s consent may not be required pursuant to subsection 10.04 of the Credit Agreement.

EXHIBIT B

FORM OF

BORROWING REQUEST

Wells Fargo Bank, National Association,

  as Administrative Agent

1525 W. W.T. Harris Blvd.

Charlotte, North Carolina  28262

Attention:  Syndication Agency Services

[Date]

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of October 21, 2014 (as amended and in effect on the date hereof, the “Credit Agreement”), among the undersigned, as the Administrative Borrower, the Lenders named therein, and Wells Fargo Bank, National Association, as Administrative Agent.  Terms defined in the Credit Agreement are used herein with the same meanings.  This notice constitutes a Borrowing Request and the Administrative Borrower hereby requests a Borrowing under the Credit Agreement, and in that connection the Administrative Borrower specifies the following information with respect to the Borrowing requested hereby:

(A)

Aggregate amount of requested Borrowing:1  ___________

(B)

Date of the requested Borrowing:2

(C)

Type of Borrowing:3

(D)

Interest Period:4

________________________

1

Amount inserted to be no greater than the aggregate Commitments of the Lenders less the aggregate Used Commitments of the Lenders as of such date.  Such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000.  Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of ten (10) Eurodollar Borrowings outstanding at any time.

2

Must be a Business Day.

3

Please specify either Eurodollar Borrowing or ABR Borrowing.  If this part is left blank, the request will be treated as a request for an ABR Borrowing.

4

Only applicable for Eurodollar Borrowings.  Must be a period contemplated by the definition of the term “Interest Period”.  If no Interest Period is specified, then the Administrative Borrower will be deemed to have selected an Interest Period of one month.

B-1

(E)

Location and number of the relevant Borrower’s account to which proceeds of Borrowing are to be disbursed:

(F)

The Administrative Borrower hereby represents and warrants to the Administrative Agent and the Lenders that the proceeds of the requested Borrowing will be used in a manner consistent with the terms of the Credit Agreement.

The Administrative Borrower hereby represents and warrants that the conditions specified in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement have been satisfied in all respects.

Very truly yours,

By:

Name:

Title:

B-2

EXHIBIT C

FORM OF

INTEREST ELECTION REQUEST

Wells Fargo Bank, National Association,

  as Administrative Agent

1525 W. W.T. Harris Blvd.

Charlotte, North Carolina  28262

Attention:  Syndication Agency Services

[Date]

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of October 21, 2014 (as amended and in effect on the date hereof, the “Credit Agreement”), among the undersigned, as the Administrative Borrower, the Lenders named therein, and Wells Fargo Bank, National Association, as Administrative Agent.  Terms defined in the Credit Agreement are used herein with the same meanings.  This notice constitutes an Interest Election Request under the Credit Agreement, and the Administrative Borrower hereby requests that the Borrowings referred to herein be of the Type and, if applicable, Interest Period set forth herein, and in that connection the Administrative Borrower specifies the following information with respect to the Borrowing designated herein:

(A)

Borrowing to which this Interest Election Request applies:1

(B)

Effective date of this Interest Election Request:2

(C)

Type of Borrowing after the effective date of this Interest Election Request:3

(D)

Interest Period:4

_____________________

1

If different options are being elected with respect to different portions thereof, please specify the portions thereof to be allocated to each resulting Borrowing.

2

Must be a Business Day.

3

Please specify either Eurodollar Borrowing or ABR Borrowing.  If this part is left blank, the request will be treated as a request for an ABR Borrowing. If different options are being elected with respect to different portions of a Borrowing, please specify the Type of Borrowing for each resulting Borrowing.

4

Only applicable for Eurodollar Borrowings.  Must be a period contemplated by the definition of the term “Interest Period”.  If no Interest Period is specified, then the Administrative Borrower will be deemed to have selected an Interest Period of one month. If different options are being elected with respect to different portions of a Borrowing, please specify the Interest Period for each resulting Borrowing.

C-1

The Administrative Borrower hereby represents and warrants that the conditions specified in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement have been satisfied in all respects.

Very truly yours,

By:

Name:

Title:

C-2

EXHIBIT D

FORM OF

OPINION OF COUNSEL OF THE BORROWER

[Provided separately]

Eaton Vance Management
Two International Place
Boston, MA 02110
(617) 482-8260
www.eatonvance.com

October 21, 2014

Wells Fargo Bank, National Association

   as Administrative Agent, Lender and Swingline Lender

Wells Fargo Bank, National Association

1525 West W.T. Harris Blvd.

Mail Code:  D1109-019

Charlotte, North Carolina 28262

Each of the Lenders from time to time parties

to the Credit Agreement referred to below

Ladies and Gentlemen:

I am the Chief Legal Officer of Eaton Vance Corp., a corporation organized under the laws of the State of Maryland (the “Borrower”) and Eaton Vance Management, a business trust established under the laws of The Commonwealth of Massachusetts (the “Guarantor”) and have acted as counsel to the Borrower and the Guarantor in connection with the transactions contemplated by the Credit Agreement, dated as of the date hereof, by and among the Borrower, the Guarantor, Wells Fargo Bank, National Association, as Administrative Agent, and the Lenders party thereto, providing for Loans to be made by the Lenders named therein to the Borrower up to an initial aggregate amount of $300,000,000 (the “Credit Agreement”).  Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Credit Agreement.  This opinion is being delivered pursuant to Section 4.01(c) of the Credit Agreement.

In connection with this opinion I have examined and relied upon the Credit Agreement, such certificates of officers or representatives of the Borrower, the Guarantor and public officials, and such other documents, and have made such investigations, as I have deemed necessary or appropriate for the purpose of giving the opinions herein expressed.

I also have examined and relied upon the representations and warranties as to matters of fact contained in the Credit Agreement.  Subject to the next succeeding sentence, I have made no independent investigation, however, of the facts contained in the Credit Agreement or the records and certificate described above.  To my knowledge, such representations and warranties and the facts contained in such records and certificate are true and accurate.

I express no opinion herein as to the laws of any state or jurisdiction other than the federal laws of the United States of America and, solely with respect to the opinion given in paragraph 6 below, the laws of The Commonwealth of Massachusetts.

In examining all documents, I have assumed the genuineness of all signatures thereon (other than the signatures of the Borrower and the Guarantor), the accuracy of all statements

Wells Fargo Bank National Association

  as Administrative Agent, Lender and Swingline Lender

Each Lender Party to the Credit Agreement

October 21, 2014

contained therein, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents furnished to me as certified or photographic copies, and the completeness of all documents furnished to me.  I have also assumed the legal capacity (as distinct from authority) and competency of any individual (other than the individual executing the Credit Agreement on behalf of the Borrower and the Guarantor) who has signed any instrument referred to herein.  Nothing has come to my attention giving me reasonable grounds to question the correctness of such assumptions.

Whenever in this opinion reference is made to matters of which I have knowledge, such knowledge is based solely upon (i) information obtained from the documents and other matters referred to above, (ii) responses of representatives or officers, as appropriate, of the Borrower and the Guarantor to inquiries with respect to their present recollection as to the matters referenced below, (iii) review of documents in my files to which I have given substantive attention in the course of my representation of the Borrower and the Guarantor and (iv) customary diligence. I will not accept any liability whatsoever for any imputed knowledge regarding such matters or any matters about which I should have known except as noted above.

Subject to and based upon the foregoing, I am of the opinion that:

1.

Neither the Borrower nor any Subsidiary of the Borrower, including the Guarantor, is an “investment company”, or a borrower “controlled” by an “investment company”, each as defined in, or subject to regulation under, the Investment Company Act of 1940.  Except for the Persons listed on Schedule 3.08 to the Credit Agreement and other than net capital and other requirements imposed on registered broker-dealers, neither the Borrower nor any of its Subsidiaries is subject to any regulation under any Requirement of Law (other than Regulation X of the Board) that limits its ability to incur Indebtedness.

2.

The Borrower and each Subsidiary of the Borrower, including the Guarantor, which is engaged in investment advisory or investment management activities is duly registered as an investment adviser as and to the extent required under the Investment Advisers Act of 1940, as amended; and each Subsidiary of the Borrower, including the Guarantor, which is engaged in the broker-dealer business is duly registered as a broker-dealer as and to the extent required under the Securities Exchange Act of 1934, as amended, and, as and to the extent required, is a member in good standing of the Financial Industry Regulatory Authority, Inc.

Wells Fargo Bank National Association

  as Administrative Agent, Lender and Swingline Lender

Each Lender Party to the Credit Agreement

October 21, 2014

3.

To my knowledge, each of the Borrower and its Subsidiaries, including the Guarantor, is in compliance with all laws, regulations and orders of any federal Governmental Authority which are normally applicable to the transactions of the type contemplated by the Credit Agreement, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

4.

To my knowledge, no consents or authorizations of, or filings with or notice to, any federal Governmental Authority of the United States which are normally applicable to the transactions of the type contemplated by the Credit Agreement (“Filings and Approvals”) are required for the due execution, delivery and performance by the Borrower and the Guarantor of the Credit Agreement, except for Filings and Approvals which have previously been made or obtained and are in full force and effect on the date hereof.

5.

Assuming the proceeds from the Loans will be used in accordance with the terms of the Credit Agreement, the execution and delivery by the Borrower and the Guarantor of the Credit Agreement do not, and the performance and observance of the terms thereof will not, to my knowledge (a) result in the violation of any order issued by any court or Governmental Authority or (b) conflict with, or result in any breach of the terms, conditions or provisions of, or constitute a default under, or result in a Lien on the Borrower’s or Guarantor’s property pursuant to, any agreement or instrument to which the Borrower or the Guarantor is a party.

6.

The Borrower has duly executed and delivered the Credit Agreement.

I express no opinion as to any matter other than as expressly set forth above, and no other opinion is intended to be implied nor may be inferred herefrom.

The foregoing opinions shall be effective only as of the date of this opinion letter.  I do not assume responsibility for updating this opinion letter as of any date subsequent to the date of this opinion letter, and I assume no responsibility for advising the Administrative Agent of any changes with respect to any matters described in this opinion letter that may occur subsequent to the date of this opinion letter.

Wells Fargo Bank National Association

  as Administrative Agent, Lender and Swingline Lender

Each Lender Party to the Credit Agreement

October 21, 2014

This opinion is delivered solely for your benefit in connection with the closing under the Credit Agreement and may not be relied upon by any other person or for any other purpose without my prior written consent, except that it may be relied upon as of the date hereof by any successor or permitted assignee or participant of any Lender as provided in the Credit Agreement.

Very truly yours,

100 Summer Street
Boston, MA  02110-2131

617-345-1000

October 21, 2014

Wells Fargo Bank, National Association

   as Administrative Agent, Lender and Swingline Lender

Wells Fargo Bank, National Association

1525 West W.T. Harris Blvd.

Mail Code:  D1109-019

Charlotte, North Carolina  28262

Each of the Lenders from time to time parties

to the Credit Agreement referred to below

Ladies and Gentlemen:

We have acted as special Massachusetts and New York counsel to Eaton Vance Corp., a Maryland corporation (the “Borrower”) and Eaton Vance Management, a Massachusetts business trust (the “Guarantor”), in connection with the transactions contemplated by the Credit Agreement, dated as of the date hereof, by and among the Borrower, the Guarantor, Wells Fargo Bank, National Association, as Administrative Agent, and the Lenders party thereto, providing for Loans to be made by the Lenders named therein to the Borrower up to an initial aggregate amount of $300,000,000 (the “Credit Agreement”).  Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Credit Agreement.  This opinion is being delivered pursuant to Section 4.01(c) of the Credit Agreement.

In connection with this opinion, we have examined a copy of the Credit Agreement.  In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the following:

(a)

a copy of the Articles of Incorporation of the Borrower (the “Articles of Incorporation”) certified by the State of Maryland Department of Assessments and Taxation (the “MD Department of Assessments and Taxation”) on October 14, 2014;

(b)

a copy of the Declaration of Trust dated October 30, 1990 establishing the Guarantor (the “Declaration of Trust”) certified by the Secretary of State of the Commonwealth of Massachusetts (the “MA Secretary”) on October 9, 2014;

Wells Fargo Bank, National Association

  as Administrative Agent, Lender and Swingline Lender

Each Lender Party to the Credit Agreement

October 21, 2014

(c)

a Certificate of the Secretary of the Borrower dated as of the date hereof, certifying as to the matters set forth therein;

(d)

a Certificate of the Secretary of the Guarantor dated as of the date hereof, certifying as to matters set forth therein;

(e)

a certain Certificate, dated as of October 9, 2014 (the “Borrower Certificate of Good Standing”), from the MD Department of Assessments and Taxation relating to the legal existence and good standing of the Borrower in the State of Maryland; and

(f)

a certain Certificate, dated as of October 9, 2014 (the “Guarantor Certificate of Good Standing”, and together with the Borrower Certificate of Good Standing, the “Certificates of Good Standing”), from the MA Secretary relating to the legal existence and good standing of the Guarantor in The Commonwealth of Massachusetts.

We have also examined and relied upon such other certificates of officers or representatives of the Borrower, the Guarantor and public officials, and such other documents, and have made such other investigations, as we have deemed necessary or appropriate for the purpose of giving the opinions herein expressed. We have not independently investigated or verified the facts represented in any certificates referenced above and do not opine as to the accuracy of any such facts.

In rendering the opinions set forth below, we have assumed, without investigation, that the representations and warranties as to factual matters of the Borrower and the Guarantor in the Credit Agreement are true and correct.  In addition, we have assumed, without investigation, the authenticity of any document or instrument submitted to us as original, the conformity to the originals of any document or instrument submitted to us as a copy, the authenticity of the originals of such latter documents, the legal capacity of natural persons and the genuineness of all signatures on such originals or copies (other than the signatures of the Borrower and the Guarantor).  We have also assumed, but not independently verified, that the execution, delivery and performance of all documents, including the Credit Agreement, were duly and validly authorized by each party thereto other than the Borrower and the Guarantor and that all documents executed and delivered by a party other than the Borrower and the Guarantor are legal, valid and binding obligations of such party enforceable against such party in accordance with their respective terms.

We have assumed that the Guarantor has received reasonably equivalent value and fair consideration in exchange for the obligation which it has undertaken under its guarantee (within the meaning of those terms in Section 548 of the Bankruptcy Code (11 U.S.C. §101, et seq.) and Chapter 109A of the Massachusetts General Laws) and that the Guarantor is not insolvent, rendered insolvent or left with unreasonably small capital (within the meaning of those terms in

Wells Fargo Bank, National Association

  as Administrative Agent, Lender and Swingline Lender

Each Lender Party to the Credit Agreement

October 21, 2014

Section 548 of the Bankruptcy Code and Chapter 109A of the Massachusetts General Laws) as a result of the transactions contemplated thereby.

 Our opinions set forth below given “to our knowledge” and the factual matters on which we have relied in giving other opinions herein are based solely upon information coming to our attention in the course of our representation of the Borrower and the Guarantor in connection with the transactions contemplated by the Credit Agreement, or otherwise actually known to the lawyers in our firm who have given substantive attention to such transactions.

We express no opinion herein as to (i) the waiver of inconvenient forum or any claim that venue is improper or provisions relating to subject matter jurisdiction of the courts set forth in Credit Agreement, (ii) any provisions of the Credit Agreement which provide for indemnification, contribution, waiver or release to the extent such provisions may be limited or rendered unenforceable, in whole or in part, by applicable federal or state securities laws, criminal statutes, or the policies underlying such laws and by the effect of general rules of contract law that limit the enforceability of provisions releasing, exculpating or exempting a party from, or requiring indemnification for liability for, action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct, (iii) provisions in the Credit Agreement to the effect that terms may not be waived or modified except in writing, (iv) provisions in the Credit Agreement which provide for severability of provisions, (v) provisions in the Credit Agreement which provide for specific performance, injunctive relief or other equitable remedies, (vi) any laws regarding fraudulent transfers or conveyances or bulk sales, (vii) federal or state securities or blue sky laws, rules or regulations, or (viii) the effect of any land use or environmental law, rule, regulation or ordinance.

With respect to the opinions expressed in Paragraphs 1(a) and 2(a) below as to the valid existence and good standing of the Borrower and the Guarantor in the State of Maryland and the Commonwealth of Massachusetts, respectively, we have relied solely on the Certificates of Good Standing and such opinions are rendered as of the date of the relevant Certificate of Good Standing.  We express no opinion as to the good standing status of the Borrower or the Guarantor under any governmental taxing authority.

We understand that you have received and will rely upon the opinion of Frederick S. Marius, Esq., the Chief Legal Officer of the Borrower and the Guarantor, with respect to certain matters involving federal law (the “Marius Opinion”).  We express no opinion herein as to any matters set forth in the Marius Opinion.

Members of our firm involved in the preparation of this opinion are licensed to practice law in The Commonwealth of Massachusetts, the State of New York and the State of Maryland and, in rendering the following opinions, we do not purport to be experts on, or to express an opinion herein concerning any law other than the federal law of the United States (except as to those matters contained in the Marius Opinion), the laws of The Commonwealth of

Wells Fargo Bank, National Association

  as Administrative Agent, Lender and Swingline Lender

Each Lender Party to the Credit Agreement

October 21, 2014

Massachusetts, the laws of the State of New York and, for the limited purpose of the opinions in paragraphs 1 and 3 below, the statutory corporate laws of the State of Maryland, irrespective of any choice of law provisions contained therein.

Based upon and subject to the foregoing and the further limitations and qualifications hereinafter expressed, it is our opinion that:

1.

The Borrower (a) is a Maryland corporation organized, validly existing and in good standing under the laws of the State of Maryland and (b) has the power and authority to own assets and to carry on its business as presently conducted.

2.

The Guarantor (a) is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and (b) has the power and authority to own assets and to carry on its business as presently conducted.

3.

The Borrower has all corporate power and authority necessary to execute and deliver the Credit Agreement and to perform its obligations under such agreement.  All such action has been duly authorized by all necessary proceedings on the part of the Borrower.

4.

The Guarantor has all trust power and authority necessary to execute and deliver the Credit Agreement and to perform its obligations under such agreement.  All such action has been duly authorized by all necessary proceedings on the part of the Guarantor.  The Guarantor has duly executed and delivered the Credit Agreement.

5.

The Credit Agreement constitutes the legal, valid and binding obligation of the Borrower and the Guarantor, enforceable against the Borrower and the Guarantor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws of general applicability affecting the enforcement of creditors’ rights, and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), including without limitation (i) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (ii) concepts of materiality, reasonableness, good faith and fair dealing.

6.

The execution and delivery by the Borrower and the Guarantor of the Credit Agreement do not, and the performance and observance of the terms thereof will not result in the violation of (a) the Articles of Incorporation of the Borrower; (b) the Bylaws of the Borrower; (c) the Declaration of Trust of the Guarantor; (d) the Bylaws of the Guarantor; or (e) assuming the proceeds from the Loans will be used in accordance with the terms of the Credit Agreement, any present law, statute or regulation of The Commonwealth of Massachusetts, the State of New York or the federal laws of the United States which in our experience is normally applicable to the transactions of the type contemplated by the Credit Agreement.

Wells Fargo Bank, National Association

  as Administrative Agent, Lender and Swingline Lender

Each Lender Party to the Credit Agreement

October 21, 2014

7.

No consents or authorizations of, or filings with or notice to, any Governmental Authority of The Commonwealth of Massachusetts or the State of New York which are normally applicable to the transactions of the type contemplated by the Credit Agreement (“Filings and Approvals”) are required for the due execution, delivery and performance by the Borrower or the Guarantor of the Credit Agreement, except for Filings and Approvals which have previously been made or obtained and are in full force and effect on the date hereof.

8.

To our knowledge, each of the Borrower and its Subsidiaries, including the Guarantor, is in compliance with all laws, regulations and orders of any Governmental Authority of The Commonwealth of Massachusetts or the State of New York which are normally applicable to the transactions of the type contemplated by the Credit Agreement, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

The foregoing opinions shall be effective only as of the date of this opinion letter.  We do not assume responsibility for updating this opinion letter as of any date subsequent to the date of this opinion letter, and assume no responsibility for advising the Administrative Agent of any changes with respect to any matters described in this opinion letter that may occur subsequent to the date of this opinion letter.

This opinion letter is delivered solely for your benefit in connection with the closing under the Credit Agreement and may not be relied upon by any other Person or for any other purpose without our prior written consent, except that it may be relied upon as of the date hereof by any successor or permitted assignee or participant of any Lender as provided in the Credit Agreement.

Very truly yours,

EXHIBIT E-1

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of October 21, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Eaton Vance Corp. (the “Administrative Borrower”), the Lenders party thereto and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Administrative Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Administrative Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Administrative Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:

Name:

Title:

Date:  ____________ __, 2014

E-1-1

EXHIBIT E-2

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of October 21, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Eaton Vance Corp. (the “Administrative Borrower”), the Lenders party thereto and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or any successor thereto, including IRS Form W-8BEN-E.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:

Name:

Title:

Date:  ____________ __, 2014

E-2-1

EXHIBIT E-3

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of October 21, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Eaton Vance Corp. (the “Administrative Borrower”), the Lenders party thereto and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or any successor thereto, including IRS Form W-8BEN-E, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or any successor thereto, including IRS Form W-8BEN-E, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:

Name:

Title:

Date:  ____________ __, 2014

E-3-1

EXHIBIT E-4

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of October 21, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Eaton Vance Corp. (the “Administrative Borrower”), the Lenders party thereto and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to the Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Administrative Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or any successor thereto, including IRS Form W-8BEN-E, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or any successor thereto, including IRS Form W-8BEN-E, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Administrative Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Administrative Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:

Name:

Title:

Date:  ____________ __, 2014

E-4-1